                     OPPENHEIMER EMERGING TECHNOLOGIES FUND
                6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 19, 2007

To the Shareholders of Oppenheimer Emerging Technologies Fund:

     Notice is  hereby  given  that a Special  Meeting  of the  Shareholders  of
Oppenheimer  Emerging  Technologies  Fund  ("Emerging   Technologies  Fund"),  a
registered  open-end management  investment company,  will be held at 6803 South
Tucson Way,  Centennial,  Colorado 80112 at 1:00 p.m., Mountain time, on October
19,  2007,  or any  adjournments  thereof  (the  "Meeting"),  for the  following purposes:

     1. To approve an  Agreement  and Plan of  Reorganization  between  Emerging
Technologies   Fund  and  Oppenheimer   Capital   Appreciation   Fund  ("Capital
Appreciation Fund"), and the transactions  contemplated thereby,  including: (a)
the transfer of substantially  all the assets of Emerging  Technologies  Fund to
Capital Appreciation Fund in exchange for Class A, Class B, Class C, Class N and
Class Y shares of Capital  Appreciation  Fund; (b) the distribution of shares of
Capital  Appreciation Fund to the corresponding Class A, Class B, Class C, Class
N and Class Y shareholders of Emerging Technologies Fund in complete liquidation of Emerging  Technologies  Fund;  and (c) the  cancellation  of the  outstanding shares of Emerging  Technologies Fund (all of the foregoing being referred to as the "Proposal"); and

     2. To act upon such other matters as may properly come before the Meeting.

     Shareholders  of  record  at the  close of  business  on June 12,  2007 are entitled to notice of, and to vote at, the  Meeting.  The Proposal is more fully discussed  in the  combined  Prospectus  and  Proxy  Statement.  Please  read it carefully before telling us, through your proxy or in person,  how you wish your shares  to be  voted.  The  Board of  Trustees  of  Emerging  Technologies  Fund
recommends a vote in favor of the Proposal.

             YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                         WE URGE YOU TO VOTE PROMPTLY.
                            YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary
August 30, 2007

                      PLEASE VOTE THE ENCLOSED PROXY TODAY.
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                      OPPENHEIMER CAPITAL APPRECIATION FUND
               6803 South Tucson Way, Centennial, Colorado 80112
                               1.800.225.5677

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                            Dated August 30, 2007

                       SPECIAL MEETING OF SHAREHOLDERS OF
                     OPPENHEIMER EMERGING TECHNOLOGIES FUND
                         to be held on October 19, 2007

                         Acquisition of the Assets of
                    OPPENHEIMER EMERGING TECHNOLOGIES FUND
               6803 South Tucson Way, Centennial, Colorado 80112
                               1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of
                     OPPENHEIMER CAPITAL APPRECIATION FUND

     This combined  Prospectus  and Proxy  Statement  solicits  proxies from the shareholders of Oppenheimer Emerging  Technologies Fund ("Emerging  Technologies
Fund"),  an open-end  management  investment  company,  to be voted at a Special
Meeting of  Shareholders  (the  "Meeting")  to approve the Agreement and Plan of
Reorganization   (the   "Reorganization   Agreement")   and   the   transactions
contemplated thereby (the  "Reorganization")  between Emerging Technologies Fund and Oppenheimer  Capital  Appreciation  Fund ("Capital  Appreciation  Fund"), an
open-end  management  investment  company.  This combined  Prospectus  and Proxy
Statement  constitutes the Prospectus of Capital Appreciation Fund and the Proxy
Statement of Emerging  Technologies  Fund filed on Form N-14 with the Securities and Exchange Commission  ("SEC"). If shareholders of Emerging  Technologies Fund
vote  to  approve  the   Reorganization   Agreement   and  the   Reorganization,
substantially  all  of  the  assets  of  Emerging   Technologies  Fund  will  be
transferred  to  Capital  Appreciation  Fund in  exchange  for shares of Capital
Appreciation Fund and the assumption of certain  liabilities,  if any, described in the  Reorganization  Agreement.  The  Meeting  will be held at the offices of
OppenheimerFunds,  Inc. (the  "Manager")  at 6803 South Tucson Way,  Centennial,
Colorado  80112 on October 19, 2007 at 1:00 p.m.,  Mountain  Time.  The Board of
Trustees of Emerging  Technologies Fund is soliciting these proxies on behalf of
Emerging  Technologies  Fund.  This Prospectus and Proxy Statement will first be sent to shareholders on or about August 30, 2007.

     If the  shareholders  of  Emerging  Technologies  Fund vote to approve  the
Reorganization Agreement and the Reorganization, shareholders will receive Class
A shares  of  Capital  Appreciation  Fund  equal in value to the value as of the
"Valuation  Date," which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Emerging Technologies Fund; Class
B shares  of  Capital  Appreciation  Fund  equal in value to the value as of the
Valuation Date of their Class B shares of Emerging  Technologies  Fund;  Class C shares  of  Capital  Appreciation  Fund  equal in  value to the  value as of the
Valuation Date of their Class C shares of Emerging  Technologies  Fund;  Class N shares  of  Capital  Appreciation  Fund  equal in  value to the  value as of the
Valuation Date of their Class N shares of Emerging  Technologies Fund; and Class
Y shares  of  Capital  Appreciation  Fund  equal in value to the value as of the
Valuation Date of their Class Y shares of Emerging  Technologies Fund.  Emerging
Technologies Fund will subsequently be dissolved.

     This combined  Prospectus and Proxy Statement gives  information  about the
Class A, Class B,  Class C,  Class N and Class Y shares of Capital  Appreciation
Fund that you should  know  before  investing.  You should  retain it for future reference.  A  Statement  of  Additional  Information,  dated  August 30,  2007, relating  to the  Reorganization,  has  been  filed  with the SEC as part of the
Registration  Statement  on Form  N-14  (the  "Registration  Statement")  and is
incorporated  herein by  reference.  You may  receive a free copy by  writing to
OppenheimerFunds  Services  (the  "Transfer  Agent") at P.O.  Box 5270,  Denver,
Colorado  80217,  by  visiting  the  website at  www.oppenheimerfunds.com  or by calling toll-free  1.800.225.5677.  The Prospectus of Capital  Appreciation Fund
dated October 26, 2006, as supplemented  May 30, 2007, is enclosed  herewith and considered  a part  of this  combined  Prospectus  and  Proxy  Statement.  It is intended to provide you with information  about Capital  Appreciation  Fund. For more  information  regarding  Capital  Appreciation  Fund,  in  addition  to its
Prospectus,  see the Statement of Additional Information dated October 26, 2006, as supplemented  November 24, 2006 and December 15, 2006, which includes audited financial  statements of Capital Appreciation Fund for the 12-month period ended
August  31,  2006 and the  semi-annual  report  dated  February  28,  2007 which includes  unaudited  financial  statements of Capital  Appreciation Fund for the
6-month period ended February 28, 2007. These documents have been filed with the
SEC and are  incorporated  herein by  reference.  The  annual  report of Capital
Appreciation  Fund  dated  August  31,  2007 which  includes  audited  financial statements of Capital Appreciation Fund for the 12-month period ended August 31,
2007 will be made available no later than 60 days thereafter.  You may receive a free copy of these  documents by writing to the Transfer Agent at P.O. Box 5270,
Denver, Colorado 80217, by visiting the website at  www.oppenheimerfunds.com  or by calling toll-free 1.800.225.5677.

     For  more  information   regarding  Emerging  Technologies  Fund,  see  the
Prospectus  of  Emerging   Technologies   Fund  dated   February  28,  2007,  as
supplemented  May 21, 2007 and June 5, 2007. In addition to its Prospectus,  see the  Statement of Additional  Information  of Emerging  Technologies  Fund dated
February 28, 2007,  as  supplemented  May 21, 2007,  which  includes the audited financial statements of Emerging Technologies Fund for the 12-month period ended
October 31, 2006 and the semi-annual report of Emerging  Technologies Fund dated
April 30, 2007, which includes  unaudited  financial  statements for the 6-month period ended April 30, 2007.  These  documents  have been filed with the SEC and are  incorporated  herein  by  reference.  You may  receive a free copy of these documents by writing to the Transfer  Agent at P.O. Box 5270,  Denver,  Colorado
80217,  by  visiting  the  website  at  www.oppenheimerfunds.com  or by  calling toll-free 1.800.225.5677.

     Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance  Corporation or any other
U.S.  government  agency.  Mutual fund shares involve investment risks including the possible loss of principal.

     As with all mutual funds,  the Securities  and Exchange  Commission has not approved or  disapproved  these  securities  or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

     This combined Prospectus and Proxy Statement is dated August 30, 2007.

                             TABLE OF CONTENTS
                    COMBINED PROSPECTUS AND PROXY STATEMENT

     What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?..........................................7
     What are the capitalizations of the Funds and what would the capitalization

     What should I know about Class A, Class B, Class C, Class N and Class Y

Exhibit A:  Agreement and Plan of Reorganization between Oppenheimer Emerging
     Technologies Fund and Oppenheimer Capital Appreciation Fund.............A-1
Exhibit B:  Principal Shareholders...........................................B-1
Exhibit C:  Management's Discussion of Capital Appreciation Fund's
     Performance.............................................................C-1

Enclosures:
     Prospectus of Oppenheimer Capital Appreciation Fund dated October 26, 2006, as supplemented May 30, 2007.

                                   SYNOPSIS

     This is  only a  summary  and is  qualified  in its  entirety  by the  more detailed information  contained in or incorporated by reference in this combined
Prospectus  and Proxy  Statement and by the  Reorganization  Agreement  which is attached as Exhibit A. Shareholders  should carefully review this Prospectus and
Proxy  Statement  and the  Reorganization  Agreement in their  entirety  and, in particular,  the Prospectus of Capital  Appreciation Fund which accompanies this
Prospectus and Proxy Statement and is incorporated herein by reference.

     What am I being asked to vote on?

     You are being asked by the Board of Trustees of Emerging  Technologies Fund
to approve the reorganization of your Fund, Emerging Technologies Fund, with and into Capital  Appreciation Fund (each individually a "Fund" and collectively the
"Funds").   If   shareholders   of  Emerging   Technologies   Fund  approve  the
Reorganization,  substantially  all of the assets of Emerging  Technologies Fund will be transferred to Capital Appreciation Fund, in exchange for an equal value
of  shares  of  Capital   Appreciation   Fund  and  the  assumption  of  certain
liabilities,  if any, described in the Reorganization  Agreement.  The shares of
Capital Appreciation Fund will then be distributed to Emerging Technologies Fund shareholders, and Emerging Technologies Fund will subsequently be liquidated. If the  Reorganization is approved by shareholders of Emerging  Technologies  Fund, you will no longer be a shareholder of Emerging Technologies Fund, and, instead, will become a shareholder of Capital Appreciation Fund. This exchange will occur on the Closing Date of the Reorganization.

     Approval  of the  Reorganization  means that as a  shareholder  in Emerging
Technologies  Fund,  you will receive  Class A, Class B, Class C, Class N and/or
Class Y shares of Capital  Appreciation Fund, as the case may be, equal in value to the  value  of the net  assets  of your  Emerging  Technologies  Fund  shares transferred  to Capital  Appreciation  Fund on the Closing Date.  The shares you receive  will be issued at net asset value  ("NAV")  without a sales  charge and will not be subject to any additional contingent deferred sales charge ("CDSC").
However,  any CDSC that applies to Emerging  Technologies  Fund shares as of the date of the  exchange  will  carry  over to  Capital  Appreciation  Fund  shares received in the Reorganization.

     In considering whether to approve the Reorganization,  you should consider, among other things:

     (i) The number of  similarities  (as well as any  differences)  between the
Funds (as discussed  herein) and the relative  advantages and  disadvantages  of each Fund.

     (ii) That the  Reorganization  would allow you the ability to continue your investment  in a fund  that  closely  resembles  the  investment  style you were seeking when you invested in Emerging Technologies Fund.

     Capital Appreciation Fund is an open-end, diversified management investment company  organized as a Massachusetts  business trust in October 1987.  Emerging
Technologies  Fund is an open-end,  diversified  management  investment  company originally  incorporated  in Maryland in 1978 but reorganized as a Massachusetts business trust in August 1986. Emerging  Technologies Fund commenced  operations on April 25, 2000. Capital Appreciation Fund commenced operations on January 22,
1981. As of May 31, 2007,  Emerging  Technologies  Fund had  approximately  $147 million in net assets and Capital  Appreciation  Fund had  approximately  $8.252 billion in net assets.

     Shareholders of Emerging Technologies Fund are expected to realize a number
of  benefits   from  the  proposed   Reorganization.   The  assets  of  Emerging
Technologies Fund have been decreasing  significantly  since 2000,  resulting in the Fund  spreading  its  operating  costs over a declining  asset base.  If the
Reorganization is approved,  shareholders would get the benefit of a larger fund with lower  operating  expenses,  resulting  in you paying  significantly  lower expenses as a shareholder of Capital  Appreciation Fund.  Furthermore,  although performance  is not  indicative of future  results,  the  performance of Capital
Appreciation  Fund has  consistently  outperformed  the  performance of Emerging
Technologies  Fund.  Moreover,  the Funds'  investment  objectives  and  overall strategy of investing in growth stocks focus on capital  appreciation.  (See the discussion  in "Reasons  for the  Reorganization"  beginning on page 31 for more details.)

     The Board of Emerging  Technologies  Fund reviewed and  discussed  with the
Manager and the Board's  independent legal counsel the proposed  Reorganization.
Information  with  respect  to,  but not  limited  to,  each  Fund's  respective investment objectives and policies, management fees, distribution fees and other operating expenses,  historical  performance and asset size, was also considered by the Board of Emerging Technologies Fund.

     Based on the  considerations  discussed  above and the  reasons  more fully described  under  "Reasons  for the  Reorganization"  (beginning  on  page  31), together with other relevant factors and  information,  at a meeting held on May
17, 2007, the Board of Trustees of Emerging Technologies Fund concluded that the
Reorganization  would be in the  best  interests  of  shareholders  of  Emerging
Technologies  Fund and that the Fund  would not  experience  any  dilution  as a result of the  Reorganization.  The Board of Trustees  of Emerging  Technologies
Fund  voted  to  approve  the  proposed  Reorganization  and to  recommend  that shareholders approve the proposed Reorganization.

     The proposed  Reorganization  was also approved by the Board of Trustees of
Capital Appreciation Fund at a meeting held on May 17, 2007.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

     What are the general tax consequences of the Reorganization?

     It is expected that  shareholders  of Emerging  Technologies  Fund will not recognize  any gain or loss for federal  income tax  purposes as a result of the exchange of their shares for shares of Capital  Appreciation  Fund.  You should, however,  consult  your  tax  adviser  regarding  the  effect,  if  any,  of the
Reorganization  in light  of your  individual  circumstances.  You  should  also consult your tax adviser about state and local tax consequences.

     For  federal  income tax  purposes,  the  holding  period of your  Emerging
Technologies  Fund shares will be carried over to the holding period for Capital
Appreciation Fund shares you receive in connection with the Reorganization. This exchange  will  occur  on the  Closing  Date  (as such  term is  defined  in the
Reorganization Agreement) of the Reorganization.

     One of the requirements to qualify as a tax-free  reorganization  under the
Internal  Revenue Code is that a  significant  portion of the assets of Emerging
Technologies  Fund  continue to be used by Capital  Appreciation  Fund after the
Reorganization.  Due to common  holdings in both Funds,  it is expected that the assets of Emerging Technologies Fund will satisfy this requirement. As a result, prior to the  Reorganization,  it is not expected to be  necessary  for Emerging
Technologies  Fund to sell  portfolio  securities  that  do not  conform  to the
portfolio   securities  of  Capital   Appreciation  Fund  for  purposes  of  the
Reorganization. However, Emerging Technologies Fund may sell securities prior to the  Reorganization  in the  ordinary  course  of its  business  as an  open-end investment company. .

     For further  information about the tax consequences of the  Reorganization,
please  see  the  "Information  About  the   Reorganization--What  are  the  Tax
Consequences of the Reorganization?"

     How do the investment objectives and policies of the Funds compare?

     The  chart  below  compares  the  Funds'  overall  investment   objectives,
investment strategies and other policies.

  ---------------------------------------------------------- --------------------------------------------------------
                 EMERGING TECHNOLOGIES FUND                                 CAPITAL APPRECIATION FUND
  ---------------------------------------------------------- --------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------
                                                Investment Objectives
  -------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------- --------------------------------------------------------
  The Fund seeks long-term capital appreciation.             The Fund seeks capital appreciation.
  ---------------------------------------------------------- --------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------
                                                Investment Strategies
  -------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------- --------------------------------------------------------
  Emerging Technologies Fund invests mainly in the common    Capital Appreciation Fund invests mainly in common
  stocks of U.S. and foreign technology companies believed   stocks of "growth companies." These may be newer
  by the investment manager (the "Manager") to have          companies or established companies of any
  significant growth potential. The Fund invests in          capitalization range that the portfolio manager
  companies without regard to a specific market              believes may appreciate in value over the long term.
  capitalization range. Under normal market conditions,
  the Fund will invest at least 80% of its net assets        The Manager looks for growth companies with stock
  (including borrowings for investment purposes) in common   prices that it believes are reasonable in relation to
  stocks that the Manager believes will benefit from         overall stock market valuations. The Manager focuses
  emerging technology. The Fund considers an emerging        on factors that may vary in particular cases and over
  technology to be new technology or a significant           time in seeking broad diversification of the Fund's
  improvement or enhancement of existing technology. For     portfolio among industries and market sectors.
  these purposes, an emerging technology company is          Currently, the Manager looks for:
  defined as a company using, producing and/or developing    o        companies in businesses with above-average
  emerging technology products, processes and/or services.            growth potential,
  The Fund may invest a significant amount of its assets     o        companies with growth rates that the
  in initial public offerings (IPOs) of certain emerging              portfolio managers believe are
  technology companies. The Fund may invest up to 15% of              sustainable over time,
  its assets in private placement or illiquid securities.    o        stocks with reasonable valuations relative to
  The Fund's current focus includes companies involved in:            their growth potential.
  o        digital consumer appliances
  o        computer upgrades                                 The Manager may sell companies from the Fund that it
  o        defense-related electronics                       believes no longer meet the above criteria.
  o        enterprise and internet system security
  o        medical technology
  o        biotechnology drug development
  o        wireless phone equipment

           The types of companies the Manager considers to
  be emerging technology companies can be expected to
  change over time as developments in technology occur.

  The portfolio manager uses fundamental analysis, relying
  on internal and external research and analysis, to look
  for potentially high-growth emerging technology
  companies. A growth company or stock is one that is
  expected by the portfolio manager to experience rapid
  growth from strong sales, strong management and/or
  dominant market positions. The portfolio manager may
  consider a company's financial statements, interviews
  with management or an analysis of a company's operations
  and product developments. He may also evaluate research
  on particular industries, market trends and general
  economic conditions. The portfolio manager focuses on
  factors that may vary in particular cases and over time.
  Currently, he looks for:
           o   Companies with a track record of strong
               revenue;
           o   Companies with potentially strong revenue and
               earnings growth;
           o   Companies in their early growth phase
               having the potential to be market leaders;
               and/or
           o   Established companies that are well-positioned
               to take advantage of advances in the
               technology and related sectors.

           The portfolio manager employs a disciplined
  approach in deciding whether to sell particular
  portfolio securities. This approach may change over
  time. If a particular stock exhibits a material decrease
  in revenue and earnings growth, the portfolio manager
  will consider selling the stock. In addition, if the
  reason that the portfolio manager originally purchased
  the stock of a particular company materially changes,
  then he may also decide to sell the stock. The Fund is
  not required to dispose of the securities of companies
  that are no longer considered emerging technology
  companies after they have been purchased.

  -------------------------------------------------------------------------------------------------------------------
                                            Who is the Fund Designed For?
  -------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------- --------------------------------------------------------
  Emerging Technologies Fund is designed for investors       Capital Appreciation Fund is designed for investors
  seeking long-term capital appreciation. Those investors    seeking capital appreciation in their investment over
  should be willing to assume the greater risks of share     the long term. Those investors should be willing to
  price fluctuations that are typical for an aggressive      assume the risks of short-term share price
  growth fund focusing on the stocks of emerging             fluctuations that are typical for a growth fund
  technology companies. The Fund does not seek income and    focusing on stock investments. Since the Fund does not
  the income from its investments will likely be small, so   seek income and its income from its investments will
  it is not designed for investors needing current income.   likely be small, it is not designed for investors
  Because of its focus on long-term capital appreciation,    needing current income. Because of its focus on
  the Fund may be appropriate for those investors with a     long-term growth, the Fund may be appropriate for a
  longer investment time horizon, and may be appropriate     portion of a retirement plan investment. The Fund is
  for a portion of a retirement plan investment. However,    not a complete investment program.
  the Fund is not a complete investment program.

  ---------------------------------------------------------- --------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------
                                                       Manager
  -------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------- --------------------------------------------------------
  OppenheimerFunds, Inc.                                     OppenheimerFunds, Inc.
  ---------------------------------------------------------- --------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------
                                                  Portfolio Managers
  -------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------- --------------------------------------------------------
  Neil McCarthy, John Delano and Ash Shah.                   Marc L. Baylin
  ---------------------------------------------------------- --------------------------------------------------------

     As shown in the chart  above,  the Funds'  investment  objectives  focus on capital  appreciation and each Fund uses a "growth"  investment style to achieve its objective;  both Funds invest mainly in stocks of growth  companies  without regard to capitalization  range.  Capital Appreciation Fund can invest in common stocks of both newer and established foreign and U.S. companies that the Manager believes may appreciate in value over time.  Emerging  Technologies Fund invests
mainly  in  stocks  that  the  manager   believes  will  benefit  from  emerging
technologies,  and can  invest in both U.S.  and  foreign  technology  companies believed by the Manager to have significant growth potential.

     As of April  30,  2007,  100% of  Emerging  Technologies  Fund's  portfolio consisted  of  common  stocks.  As  of  February  27,  2007,  99.2%  of  Capital
Appreciation  Fund's portfolio consisted of common stocks. Each Fund's portfolio was allocated across the following sectors:*

----------------------------------------------------- ---------------------------- --------------------------
                                                      Emerging Technologies Fund     Capital Appreciation
                       SECTOR                                 Allocation                Fund Allocation
                                                            (as of 4/30/07)             (as of 2/27/07)
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Information Technology                                  89.0%                       32.9%
          Communications Equipment                                9.7                         7.9
          Internet Software & Services                           20.4                         6.7
          Software                                               20.0                         5.8
          IT Services                                             4.6                         4.5
          Semiconductors & Semiconductor
                 Equipment                                       25.4                         4.3
          Computers & Peripherals                                 7.7                         3.7
          Electronic Equipment & Instruments                      1.2                         0.0

----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Health Care                                              2.0                        14.5
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Consumer Discretionary                                   0.6                        11.5
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Financials                                               0.0                        11.2
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Industrials                                              0.0                         9.7
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Consumer Staples                                         0.0                         7.1
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Energy                                                   0.0                         6.6
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Materials                                                0.0                         3.5
----------------------------------------------------- ---------------------------- --------------------------
----------------------------------------------------- ---------------------------- --------------------------
o        Telecommunication Services                               8.4                         3.0
----------------------------------------------------- ---------------------------- --------------------------

* Unaudited

     What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

     Each Fund pays a variety  of  expenses  directly  for  management  of their respective  assets,  administration  and/or  distribution  of  shares  and other services. Those expenses are subtracted from each Fund's assets to calculate the
Fund's net asset value per share.  Shareholders  pay these expenses  indirectly.
Shareholders pay other expenses directly, such as sales charges.

     The tables below reflect the current  contractual  management  fee schedule for each of the Funds and the proposed "pro forma"  management  fee schedule for the surviving Capital  Appreciation  Fund upon the successful  completion of the
Reorganization.  The tables are provided to help you  understand and compare the fees and expenses of  investing  in shares of each Fund.  The pro forma fees and expenses  of the  surviving  Capital  Appreciation  Fund  show what the fees and expenses are expected to be after giving effect to the Reorganization.

     "Other Expenses" in the tables include transfer agent fees, custodial fees, and accounting  and legal expenses that each Fund pays. The "Other  Expenses" in the tables are based on, among other things,  the fees each Fund would have paid if the  transfer  agent had not  waived a portion  of its fee under a  voluntary undertaking  to the  Funds to limit  these  fees to 0.35% of  average  daily net assets per fiscal year for all classes.  For each Fund, that  undertaking may be amended or withdrawn at any time.

                       CURRENT AND PRO FORMA FEE TABLES
    For Classes A, B, C, N and Y for the 12 month period ended May 31, 2007

-------------------------------------------------- ------------------- -------------------- ---------------------------
                                                        Emerging             Capital           Pro Forma Surviving
                                                   Technologies Fund    Appreciation Fund   Capital Appreciation Fund
                                                     Class A Shares      Class A Shares           Class A Shares
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Sales Charge (Load) on purchases (as a %         5.75%                5.75%                   5.75%
of offering price)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a % of
the lower of the original offering price or             None(1)              None(1)                 None(1)
redemption proceeds)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Redemption Fee as a percentage of total                  2.00%                None                     None
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Management Fees                                          0.90%                0.57%                   0.57%
-------------------------------------------------- ------------------- -------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                 0.24%                0.24%                   0.24%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Other Expenses                                           0.94%                0.26%                   0.27%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Total Fund Operating Expenses                            2.08%                1.07%                   1.08%
-------------------------------------------------- ------------------- -------------------- ---------------------------
     After the waiver was  applied to  Emerging  Technologies  Fund,  the actual
"Other  Expenses" and "Total Annual Operating  Expenses" for Class A shares,  as percentages  of average  daily net assets,  were  respectively  0.44% and 1.58%.
After the waiver was applied to Capital  Appreciation  Fund,  the actual  "Other
Expenses"  and  "Total  Annual  Operating  Expenses"  for  Class  A  shares,  as percentages of average daily net assets, were the same as shown above.  Expenses may vary in future years.

-------------------------------------------------- ------------------- -------------------- ---------------------------
                                                        Emerging             Capital           Pro Forma Surviving
                                                   Technologies Fund    Appreciation Fund   Capital Appreciation Fund
                                                     Class B Shares      Class B Shares           Class B Shares
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Sales Charge (Load) on purchases (as a %          None                None                     None
of offering price)
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a % of
the lower of the original offering price or             5.00%(3)            5.00%(3)                 5.00%(3)
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
Redemption Fee as a percentage of total                  2.00%                None                     None
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Management Fees                                          0.90%                0.57%                   0.57%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                 1.00%                1.00%                   1.00%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Other Expenses                                           0.66%                0.31%                   0.32%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Total Fund Operating Expenses                            2.56%                1.88%                   1.89%
-------------------------------------------------- ------------------- -------------------- ---------------------------
     After the waiver was  applied to  Emerging  Technologies  Fund,  the actual
"Other  Expenses" and "Total Annual Operating  Expenses" for Class B shares,  as percentages  of average  daily net assets,  were  respectively  0.43% and 2.33%.
After the waiver was applied to Capital  Appreciation  Fund,  the actual  "Other
Expenses"  and  "Total  Annual  Operating  Expenses"  for  Class  B  shares,  as percentages of average daily net assets, were the same as shown above.  Expenses may vary in future years.

-------------------------------------------------- ------------------- -------------------- ---------------------------
                                                        Emerging             Capital           Pro Forma Surviving
                                                   Technologies Fund    Appreciation Fund   Capital Appreciation Fund
                                                   Class C Shares      Class C Shares             Class C shares
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Sales Charge (Load) on purchases (as a %          None                None                     None
of offering price)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a % of         1.00%(4)            1.00%(4)                 1.00%(4)
the lower of the original offering price or
redemption proceeds)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Redemption Fee as a percentage of total                  2.00%                None                     None
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Management Fees                                          0.90%                0.57%                   0.57%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                 1.00%                1.00%                   1.00%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Other Expenses                                           0.73%                0.26%                   0.27%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Total Fund Operating Expenses                            2.63%                1.83%                   1.84%
-------------------------------------------------- ------------------- -------------------- ---------------------------
     After the waiver was  applied to  Emerging  Technologies  Fund,  the actual
"Other  Expenses" and "Total Annual Operating  Expenses" for Class C shares,  as percentages  of average  daily net assets,  were  respectively  0.42% and 2.32%.
After the waiver was applied to Capital  Appreciation  Fund,  the actual  "Other
Expenses"  and  "Total  Annual  Operating  Expenses"  for  Class  C  shares,  as percentages  of average daily net assets were the same as shown above.  Expenses may vary in future years.

-------------------------------------------------- ------------------- -------------------- ---------------------------
                                                        Emerging             Capital           Pro Forma Surviving
                                                   Technologies Fund    Appreciation Fund   Capital Appreciation Fund
                                                     Class N Shares      Class N Shares           Class N Shares
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Sales Charge (Load) on purchases (as a %          None                None                     None
of offering price)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a % of
the lower of the original offering price or             1.00%(5)            1.00%(5)                 1.00%(5)
redemption proceeds)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Redemption Fee as a percentage of total                  2.00%                None                     None
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Management Fees                                          0.90%                0.57%                   0.57%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                 0.50%                0.50%                   0.50%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Other Expenses                                           0.66%                0.34%                   0.34%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Total Fund Operating Expenses                            2.06%                1.41%                   1.41%
-------------------------------------------------- ------------------- -------------------- ---------------------------
     After the waiver was  applied to  Emerging  Technologies  Fund,  the actual
"Other  Expenses" and "Total Annual Operating  Expenses" for Class N shares,  as percentages  of average  daily net assets,  were  respectively  0.40% and 1.80%.
After the waiver was applied to Capital  Appreciation  Fund,  the actual  "Other
Expenses"  and  "Total  Annual  Operating  Expenses"  for  Class  N  shares,  as percentages of average daily net assets, were the same as shown above.  Expenses may vary in future years.

-------------------------------------------------- ------------------- -------------------- ---------------------------
                                                        Emerging             Capital           Pro Forma Surviving
                                                   Technologies Fund    Appreciation Fund   Capital Appreciation Fund
                                                     Class Y Shares      Class Y Shares           Class Y Shares
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Sales Charge (Load) on purchases (as a %          None                None                     None
of offering price)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Maximum Deferred Sales Charge (Load) (as a % of
the lower of the original offering price or               None                None                     None
redemption proceeds)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Redemption Fee as a percentage of total                  2.00%                None                     None
redemption proceeds)(2)
-------------------------------------------------- ------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Management Fees                                          0.90%                0.57%                   0.57%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                  None                None                     None
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Other Expenses                                           0.00%                0.10%                   0.10%
-------------------------------------------------- ------------------- -------------------- ---------------------------
-------------------------------------------------- ------------------- -------------------- ---------------------------
Total Fund Operating Expenses                            0.90%                0.67%                   0.67%
-------------------------------------------------- ------------------- -------------------- ---------------------------
     After the waiver was  applied to  Emerging  Technologies  Fund,  the actual
"Other  Expenses" and "Total Annual Operating  Expenses" for Class Y shares,  as percentages of average daily net assets, were the same as shown above. After the waiver was applied to Capital Appreciation Fund, the actual "Other Expenses" and
"Total Annual Operating  Expenses" for Class Y shares, as percentages of average daily net  assets,  were the same as shown  above.  Expenses  may vary in future years.

     1. A Class A contingent  deferred  sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
     2. The redemption fee applies to the proceeds of Emerging Technologies Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.
     3. Applies to  redemptions  in first year after  purchase.  The  contingent deferred sales charge gradually  declines from 5% to 1% in years one through six and is eliminated after that.
     4. Applies to shares redeemed within 12 months of purchase.
     5. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Examples

     The  examples  below are intended to help you compare the cost of investing in Emerging  Technologies  Fund,  Capital  Appreciation  Fund, and the surviving
Capital  Appreciation  Fund after the  Reorganization.  These examples assume an annual  return for each class of 5%, the  operating  expenses  described  in the tables above and reinvestment of your dividends and distributions.

     Your actual costs may be higher or lower  because  expenses  will vary over time.  For each  $10,000  investment,  you  would  pay the  following  projected expenses if you  redeemed  your  shares  after the number of years shown or held your shares for the number of years shown  without  redeeming,  according to the following examples.

                                                      Emerging Technologies Fund
---------------------------------- ------------------ --------------------- ------------------- ---------------------
If shares are redeemed(1):              1 Year              3 Years              5 Years              10 Years
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class A                                  $776                $1,196               $1,640               $2,870
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class B                                  $762                $1,107               $1,578             $2,703(2)
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class C                                  $370                 $828                $1,413               $3,002
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class N                                  $311                 $652                $1,120               $2,414
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class Y(3)                                $92                 $288                 $501                $1,113
---------------------------------- ------------------ --------------------- ------------------- ---------------------

                                                      Emerging Technologies Fund
---------------------------------- ------------------ --------------------- ------------------- ---------------------
If shares are not redeemed(4):          1 Year              3 Years              5 Years              10 Years
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class A                                  $776                $1,196               $1,640               $2,870
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class B                                  $262                 $807                $1,378             $2,703(2)
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class C                                  $270                 $828                $1,413               $3,002
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class N                                  $211                 $652                $1,120               $2,414
---------------------------------- ------------------ --------------------- ------------------- ---------------------
---------------------------------- ------------------ --------------------- ------------------- ---------------------
Class Y(3)                                $92                 $288                 $501                $1,113
---------------------------------- ------------------ --------------------- ------------------- ---------------------

                                                       Capital Appreciation Fund
---------------------------------- ------------------- -------------------- ------------------- ---------------------
If shares are redeemed(1):               1 Year              3 Years             5 Years              10 Years
---------------------------------- ------------------- -------------------- ------------------- ---------------------
---------------------------------- ------------------- -------------------- ------------------- ---------------------
Class A                                   $678                $897                $1,134               $1,812
---------------------------------- ------------------- -------------------- ------------------- ---------------------
---------------------------------- ------------------- -------------------- ------------------- ---------------------
Class B                                   $693                $896                $1,226             $1,810(2)
---------------------------------- ------------------- -------------------- ------------------- ---------------------
---------------------------------- ------------------- -------------------- ------------------- ---------------------
Class C                                   $288                $581                 $999                $2,167
---------------------------------- ------------------- -------------------- ------------------- ---------------------
---------------------------------- ------------------- -------------------- ------------------- ---------------------
Class N                                   $245                $449                 $776                $1,703
---------------------------------- ------------------- -------------------- ------------------- ---------------------
---------------------------------- ------------------- -------------------- ------------------- ---------------------
Class Y(3)                                $69                 $215                 $374                 $837
---------------------------------- ------------------- -------------------- ------------------- ---------------------

                                                       Capital Appreciation Fund
-------------------------------- -------------------- ------------------- -------------------- ---------------------
If shares are not redeemed(4):         1 Year              3 Years              5 Years              10 Years
-------------------------------- -------------------- ------------------- -------------------- ---------------------
-------------------------------- -------------------- ------------------- -------------------- ---------------------
Class A                                 $678                 $897               $1,134                $1,812
-------------------------------- -------------------- ------------------- -------------------- ---------------------
-------------------------------- -------------------- ------------------- -------------------- ---------------------
Class B                                 $193                 $596               $1,026              $1,810(2)
-------------------------------- -------------------- ------------------- -------------------- ---------------------
-------------------------------- -------------------- ------------------- -------------------- ---------------------
Class C                                 $188                 $581                $999                 $2,167
-------------------------------- -------------------- ------------------- -------------------- ---------------------
-------------------------------- -------------------- ------------------- -------------------- ---------------------
Class N                                 $145                 $449                $776                 $1,703
-------------------------------- -------------------- ------------------- -------------------- ---------------------
-------------------------------- -------------------- ------------------- -------------------- ---------------------
Class Y(3)                               $69                 $215                $374                  $837
-------------------------------- -------------------- ------------------- -------------------- ---------------------

                                  Pro Forma Surviving Capital Appreciation Fund (Post-Reorganization)
----------------------------------- ------------------ -------------------- ------------------- ---------------------
If shares are redeemed(1):               1 year              3 years             5 years              10 years
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class A                                   $679                $900                $1,139               $1,823
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class B                                   $694                $899                $1,231             $1,821(2)
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class C                                   $289                $584                $1,005               $2,178
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class N                                   $245                $449                 $776                $1,703
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class Y(3)                                 $69                $215                 $374                 $837
----------------------------------- ------------------ -------------------- ------------------- ---------------------

                                  Pro Forma Surviving Capital Appreciation Fund (Post-Reorganization)
----------------------------------- ------------------ -------------------- ------------------- ---------------------
If shares are not redeemed(4):           1 year              3 years             5 years              10 years
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class A                                   $679                $900                $1,139               $1,823
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class B                                   $194                $599                $1,031             $1,821(2)
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class C                                   $189                $584                $1,005               $2,178
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class N                                   $145                $449                 $776                $1,703
----------------------------------- ------------------ -------------------- ------------------- ---------------------
----------------------------------- ------------------ -------------------- ------------------- ---------------------
Class Y(3)                                 $69                $215                 $374                 $837
----------------------------------- ------------------ -------------------- ------------------- ---------------------

     (1.) In the "If shares are redeemed" examples, expenses include the initial sales  charge  for  Class A and the  applicable  Class  B,  Class C and  Class N contingent deferred sales charges.
     (2.) Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A 72 months after purchase.
     (3.) There is no sales charge on Class Y shares.
     (4.) In the "If shares  are not  redeemed"  examples,  the Class A expenses include the initial sales  charge,  but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.

     What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

     The following tables set forth the existing  capitalization  (unaudited) of
Emerging  Technologies Fund and Capital Appreciation Fund as of May 31, 2007 and
the pro forma combined capitalization of Capital Appreciation Fund as of May 31,
2007 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------------------------------------------
Emerging Technologies Fund               Net Assets                   Shares                 Net Asset Value
                                                                   Outstanding                  Per Share
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class A                               $87,920,921                 25,395,160                     $3.46
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class B                               $33,979,223                 10,277,273                     $3.31
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class C                               $18,283,549                 5,522,509                      $3.31
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class N                                $4,398,711                 1,288,291                      $3.41
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class Y                                $2,224,150                  617,915                       $3.60
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL                                   $146,806,554                43,101,148                    $3.41
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                Net Assets                   Shares                 Net Asset Value
                                                                   Outstanding                  Per Share
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class A                              $5,489,990,576              108,602,491                    $50.55
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class B                               $796,693,297                17,304,340                    $46.04
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class C                               $701,984,216                15,371,738                    $45.67
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class N                               $260,958,913                5,247,496                     $49.73
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class Y                              $1,002,086,159               19,259,578                    $52.03
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL                                  $8,251,713,161              165,785,643                    $49.77
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                Net Assets                   Shares                 Net Asset Value
(Pro Forma Surviving Fund)*                                        Outstanding                  Per Share
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class A                              $5,577,911,497               110,341,736                   $50.55
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class B                               $830,672,520                18,042,377                    $46.04
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class C                               $720,267,765                15,772,104                    $45.67
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class N                               $265,357,624                 5,335,948                    $49.73
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Class Y                              $1,004,310,309               19,302,325                    $52.03
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL                                  $8,398,519,715               168,794,490                   $49.76
--------------------------------------------------------------------------------------------------------------------
     * Reflects  the  issuance  of  1,739,245  Class A shares,  738,037  Class B shares,  400,366 Class C shares, 88,452 Class N shares and 42,747 Class Y shares of  Capital  Appreciation  Fund in a  tax-free  exchange  for the net  assets of
Emerging Technologies Fund, aggregating 3,008,847.

     How have the Funds performed?

     The  following  past  performance  information  for each  Fund is set forth below:  (i) a bar chart showing  changes in each Fund's  performance for Class A shares  from  year  to year  for the  last  ten  calendar  years  (or  less,  if applicable)  and (ii) tables  detailing how the average  annual total returns of each  Fund's  shares,  both  before  and  after  taxes,  compared  to  those  of broad-based  market indices.  The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income  tax rates in effect  during the  periods  shown and do not  reflect  the impact of state or local taxes.  The after-tax  returns are calculated  based on certain assumptions mandated by regulation and your actual after-tax returns may differ  from those  shown,  depending  on your  individual  tax  situation.  The after-tax  returns set forth below are not relevant to investors  who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional  investors not subject to tax. The past investment  performance of either Fund,  before and after taxes,  is not  necessarily  an indication of how either Fund will perform in the future.

     Annual Total Returns for Emerging  Technologies  Fund (Class A) as of 12/31
each year

[Graphic bar chart]

----------------------------------------------------------- ---------------------------------------------------------
                   Calendar Year Ended:                              Oppenheimer Emerging Technologies Fund
                                                                              Annual Total Returns
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/01                                                   -55.02%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/02                                                   -51.17%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/03                                                    60.64%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/04                                                    -2.99%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/05                                                    0.00%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/06                                                    7.22%
----------------------------------------------------------- ---------------------------------------------------------

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

     For the period from January 1, 2007 through June 30, 2007,  the  cumulative return (not annualized)  before taxes for Class A shares was 11.54%.  During the period shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter  was  33.33%  (2nd Qtr 03) and the  lowest  return  (not annualized) before taxes for a calendar quarter was -38.55% (3rd Qtr 01).

     Annual Total  Returns for Capital  Appreciation  Fund (Class A) as of 12/31
each year

[Graphic bar chart]

----------------------------------------------------------- ---------------------------------------------------------
                   Calendar Year Ended:                              Oppenheimer Capital Appreciation Fund
                                                                              Annual Total Returns
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/97                                                    26.33%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/98                                                    24.04%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/99                                                    42.09%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/00                                                    -1.29%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/01                                                   -12.69%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/02                                                   -26.26%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/03                                                    29.46%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/04                                                    6.46%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/05                                                     4.70%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                         12/31/06                                                    7.51%
----------------------------------------------------------- ---------------------------------------------------------

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

     For the period from January 1, 2007 through June 30, 2007,  the  cumulative return (not  annualized)  before taxes for Class A shares was 9.21%.  During the period shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter  was  28.86%  (4th Qtr 99) and the  lowest  return  (not annualized) before taxes for a calendar quarter was -19.89% (3rd Qtr 01).

--------------------------------------------- ---------------------- ---------------------------- --------------------------
Emerging Technologies Fund

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Average Annual Total Returns                         1 Year                    5 Years                    10 Years
                                                                                                    (or life of class, if
for the periods ended December 31, 2006                                                                     less)
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class A Shares (inception 4/25/00)
  Return Before Taxes                                 1.05%                    -5.12%                      -16.64%
  Return After Taxes on Distributions                 1.05%                    -5.14%                      -16.65%
  Return  After Taxes on  Distributions  and
  Sale of Fund Shares                                 0.68%                    -4.28%                      -12.75%
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class B Shares (inception 4/25/00)                    1.41%                    -5.12%                      -16.53%
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class C Shares (inception 4/25/00)                    5.41%                    -4.73%                      -16.53%
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class N Shares (inception 3/1/01)                     5.94%                    -4.20%                      -12.13%
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class Y Shares (inception 4/25/00)                    7.67%                    -3.39%                      -15.35%
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Lipper Science & Technology Index (reflects           6.73%                     0.76%                    -11.60%(1)
no deduction for fees, expenses or taxes)                                                                 -3.09%(2)
--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
S&P 500 Index (reflects no deduction for             15.78%                     6.18%                     1.30%(1)
fees, expenses or taxes)                                                                                      4.10%(2)
(1)  From 4/30/00.
(2)  From 2/28/01.

--------------------------------------------- ----------------------- -------------------------- --------------------------
Capital Appreciation Fund
--------------------------------------------- ----------------------- -------------------------- --------------------------
--------------------------------------------- ----------------------- -------------------------- --------------------------
                                                                                                         10 Years
Average Annual Total Returns                          1 Year                   5 Years             (or life of class, if
for the periods ended December 31, 2006                                                                    less)
--------------------------------------------- ----------------------- -------------------------- --------------------------
--------------------------------------------- ----------------------- -------------------------- --------------------------
Class A Shares (inception 1/22/81)
  Return Before Taxes                                 1.33%                     1.51%                      7.54%
  Return After Taxes on Distributions                 1.33%                     1.47%                      6.39%
  Return After Taxes on Distributions and
  Sale of Fund Shares                                 0.86%                     1.27%                      6.00%
--------------------------------------------- ----------------------- -------------------------- --------------------------
Class B Shares (inception 11/1/95)                    1.63%                     1.50%                      7.67%
--------------------------------------------- ----------------------- -------------------------- --------------------------
Class C Shares (inception 12/1/93)                    5.69%                     1.94%                      7.34%
--------------------------------------------- ----------------------- -------------------------- --------------------------
--------------------------------------------- ----------------------- -------------------------- --------------------------
Class N Shares (inception 3/1/01)                     6.14%                     2.40%                      0.40%
--------------------------------------------- ----------------------- -------------------------- --------------------------
--------------------------------------------- ----------------------- -------------------------- --------------------------
Class Y Shares (inception 11/3/97)                    7.93%                     3.12%                      6.44%
--------------------------------------------- ----------------------- -------------------------- --------------------------
--------------------------------------------- ----------------------- -------------------------- --------------------------
S&P 500 Index                                                                                          8.42%
(reflects no deduction for fees, expenses             15.78%                    6.19%                    4.10%(1)
or taxes)                                                                                                6.57%(2)
--------------------------------------------- ----------------------- -------------------------- --------------------------
     1. From 02/28/01.
     2. From 10/31/97.

     For each Fund, the average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum  initial sales charge of 5.75%;  for
Class B, the  contingent  deferred sales charge of 5% (1-year) and 2% (5-years);
and for Class C and Class N, the 1%  contingent  deferred  sales  charge for the
1-year  period.  There is no sales  charge for Class Y shares.  Because  Class B
shares   convert  to  Class  A  shares  72  months  after   purchase,   Class  B
"life-of-class"  performance  does not include  any  contingent  deferred  sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical  account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

     The performance of Emerging  Technologies Fund's Class A shares is compared to the Lipper Science &  Technology Index, a composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical
Services,  Inc.,  and the  S&P  500  Index,  an  unmanaged  index of  equity securities  that  is a  measure  of  the  general  domestic  stock  market.  The performance  of Capital  Appreciation  Fund's Class A shares also is compared to the S&P 500 Index. The indices  performance  include  reinvestment of income but does not reflect  transaction  costs,  fees,  expenses or taxes.  The Funds'
investments vary from those in the indices.

     Management's Discussion of Capital Appreciation Fund's Performance

     A discussion of the performance of Capital Appreciation Fund taken from its annual report dated August 31, 2006 is set forth in Exhibit C.

     HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

     Purchases, Redemptions and Exchanges

     The  procedures  for  purchases  and  exchanges  of shares of the Funds are substantially the same.  Emerging  Technologies Fund imposes a 2% redemption fee on the  proceeds  of Fund  shares  that  are  redeemed  within  30 days of their purchase.  The fee also  applies  in the case of  shares  redeemed  in  exchange transactions.  Capital  Appreciation  Fund does not impose a redemption  fee and shareholders of Emerging Technologies Fund will no longer be subject to this fee upon completion of the  Reorganization,  after shareholder  approval.  Shares of either  Fund may be  exchanged  for shares of the same  class of  certain  other
Oppenheimer  funds  offering  such shares.  Exchange  privileges  are subject to amendment or termination at any time.

     Both Funds have the same initial and subsequent  minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both
Funds  have a  maximum  initial  sales  charge  of 5.75%  on Class A shares  for purchases  of less than  $25,000.  The  sales  charge  of 5.75% is  reduced  for purchases  of Class A shares of  $25,000  or more.  Investors  who  purchase  $1 million or more of Class A shares pay no  initial  sales  charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within
18 calendar  months from the  beginning of the calendar  month during which they were  purchased.  Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent  deferred  sales charge  ("CDSC") upon redemption  depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge,  but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted.  Class N shares are purchased without an initial sales charge,  but if  redeemed  within 18 months of the  retirement  plan's  first  purchase  of N shares, a CDSC of 1% may be deducted.

     Class  A,  Class  B,  Class  C,  Class N and  Class  Y  shares  of  Capital
Appreciation  Fund  received in the  Reorganization  will be issued at net asset value,  without a sales charge and no CDSC or redemption  fee will be imposed on
Emerging Technologies Fund shares exchanged for Capital Appreciation Fund shares as a result of the  Reorganization.  However,  any CDSC that applies to Emerging
Technologies  Fund  shares as of the date of the  exchange  will  carry  over to
Capital Appreciation Fund shares received in the Reorganization.

     Dividends and Distributions

     Both Funds intend to declare dividends  separately for each class of shares from net investment  income on an annual basis and pay them annually.  Dividends and  distributions  paid to Class A and Class Y shares will  generally be higher than  dividends  for Class B, Class C and Class N shares,  which  normally  have higher  expenses  than  Class A and  Class Y  shares.  The  Funds  have no fixed dividend  rate  and  cannot  guarantee  that  they  will  pay any  dividends  or distributions.

     Either Fund may realize capital gains on the sale of portfolio  securities.
If it does,  it may make  distributions  out of any net  short-term or long-term capital  gains  each  year.  Each Fund may make  supplemental  distributions  of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

     Other Shareholder Services

     Both Funds also offer the following  privileges:  (i) the ability to reduce your sales charge on purchases of Class A shares through rights of  accumulation or letters of intent,  (ii)  reinvestment of dividends and  distributions at net asset  value,  (iii)  net asset  value  purchases  by  certain  individuals  and entities,  (iv)  Asset  Builder  (automatic  investment)  Plans,  (v)  Automatic
Withdrawal  and  Exchange  Plans for  shareholders  who own  shares of the Funds valued at $5,000 or more,  (vi)  AccountLink and PhoneLink  arrangements,  (vii)
exchanges  of shares for shares of the same class of certain  other funds at net asset value,  (viii) telephone and Internet  redemption and exchange  privileges and (ix) wire  redemptions  of fund shares (for a fee). All of such services and privileges  are subject to amendment or  termination at any time and are subject to the terms of the Funds' respective prospectuses.  For additional information, please see the section in the current  Prospectus of Capital  Appreciation  Fund titled "ABOUT YOUR  ACCOUNT",  enclosed with this combined  proxy  statement and prospectus.

     Special Account  Features.  When your shares of Emerging  Technologies Fund are  exchanged  for shares of Capital  Appreciation  Fund,  any special  account features (such as an Asset Builder Plan or Automatic  Withdrawal  Plan) selected for your  Emerging  Technologies  Fund account  will be  continued  for your new
Capital  Appreciation  Fund account (if those features are available for Capital
Appreciation  Fund) unless you instruct the  Transfer  Agent  otherwise.  If you currently  own shares in both Funds and have  selected the same special  account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical  account  attributes  (e.g.,  account holder's name, address,  appropriate  bank  accounts),  the special account feature options you selected  for your  Emerging  Technologies  Fund  account will be applied to the special account features  selected for your Capital  Appreciation  Fund account, unless you instruct the Transfer Agent otherwise.

         HOW DO THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS DIFFER?

     The Funds' Overall Risk. Like all investments, an investment in either Fund involves  risk.  The  risks  associated  with an  investment  in each  Fund  are substantially  similar.  There is no  assurance  that  either Fund will meet its investment  objective.  The  achievement of the Funds' goals depends upon market conditions,  generally,  and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds,  and can affect  the value of the Funds'  investments,  investment performance  and prices per share.  There is also the risk that poor  securities selection by the Manager will cause a Fund to underperform  other funds having a similar  objective.  These  risks mean that you can lose money by  investing  in either Fund.  When you redeem your  shares,  they may be worth more or less than what you paid for them.

     The allocation of each Fund's  portfolio among different  investments  will vary over time  based  upon the  Manager's  evaluation  of  economic  and market trends. In the OppenheimerFunds  spectrum,  both Emerging  Technologies Fund and
Capital Appreciation Fund are considered  aggressive growth funds,  designed for investors  willing  to  assume  greater  risks.  Capital  Appreciation  Fund  is generally more  aggressive than funds that invest in both stocks and bonds or in investment  grade debt  securities,  but may be less volatile than small-cap and emerging markets stock funds.

     For both Emerging  Technologies  Fund and Capital  Appreciation  Fund,  the
Manager tries to reduce risks by carefully  researching  securities  before they are purchased and in some cases by using hedging techniques.  Each Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a  substantial  amount of the stock of any one company and by not investing  too great a  percentage  of the  Fund's  assets  in any one  company.
Neither Fund concentrates 25% or more of its investments in companies in any one industry.  That limit does not apply to  securities  issued or guaranteed by the
U.S.  government or its agencies and  instrumentalities  or securities issued by investment companies.

     An  investment  in  either  Fund is not a  deposit  of any  bank and is not insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

     Risks of Investing in Stocks. Both Funds invest in stocks. Stocks fluctuate in price and their  short-term  volatility  at times may be great.  Because each
Fund invests primarily in common stocks, the value of the Funds' portfolios will be affected by changes in the stock  markets.  This market risk will affect each
Fund's net asset  values per share,  which will  fluctuate  as the values of the
Funds' portfolio securities change.

     A variety of factors  can  affect the price of a  particular  stock and the prices of individual  stocks do not all move in the same direction  uniformly or at the same time.  Different stock markets may also behave differently from each other.  Other  factors  can  affect a  particular  stock's  price,  such as poor earnings  reports  by the  issuer,  loss of major  customers,  major  litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

     Securities in the Funds'  portfolios may not increase as much as the market as a whole. Some securities may not be actively traded,  and therefore,  may not be  readily  bought or sold.  Although  at times  each  Fund's  investments  may appreciate in value rapidly,  investors  should not expect that most of a Fund's investments  will  appreciate  rapidly.  The Manager may  increase  the relative emphasis of a Fund's  investments  in a particular  industry  from time to time.
Stocks of  issuers  in a  particular  industry  may be  affected  by  changes in economic conditions, government regulations,  availability of basic resources or supplies,  or other events that affect that  industry  more than others.  To the extent  that  either  of  the  Funds  increases  the  relative  emphasis  of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     Risks of Foreign  Investing.  Both  Funds may invest in foreign  securities which have additional risks. As of May 31, 2007,  Capital  Appreciation Fund had approximately  9.56% of its total assets invested in foreign securities compared to less than 1% of total assets for Emerging  Technologies  Fund.  However,  the foreign  companies in which  Capital  Appreciation  Fund  invests are  generally larger, more established  companies.  Emerging Technologies Fund has no limit on the amount of its assets  that can be invested  in foreign  securities.  Capital
Appreciation  fund does not  expect  to have  more than 35% of its total  assets invested in foreign  securities,  although it has the ability to invest  without limit.  Capital  Appreciation Fund can buy foreign debt securities primarily for liquidity or defensive purposes.

     While foreign securities may offer special investment opportunities,  there are also special risks.  The change in value of a foreign  currency  against the
U.S.  dollar  will  result in a change in the U.S.  dollar  value of  securities denominated  in that foreign  currency.  Foreign  issuers are not subject to the same accounting and disclosure  requirements  applicable to U.S. companies.  The value of foreign  investments may be affected by exchange  control  regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions,  changes in governmental economic or monetary policy in the U.S. or abroad,  or other political and economic  factors.  Securities in underdeveloped  countries may be more  difficult to sell and their prices may be more volatile.  These risks could cause the prices of foreign stocks to fall and could therefore depress either Fund's share prices.

     Additionally,  if a Fund  invests a  significant  amount  of its  assets in foreign  securities,  it may be exposed to  "time-zone  arbitrage"  attempts  by investors  seeking  to take  advantage  of the  differences  in value of foreign securities  that might  result  from  events  that occur  after the close of the foreign  securities  market on which a foreign security is traded and before the close of the New York Stock  Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other  shareholders.  However,  each Fund's use of "fair value pricing" to adjust the closing market prices of foreign  securities  under certain  circumstances,  to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees (in the case of Emerging
Technologies Fund), may help deter those activities.

     Risks of Growth  Stocks.  For both the  Emerging  Technologies  and Capital
Appreciation  Funds, growth stocks are selected for the Fund's portfolio because each Fund's  Manager  believes the price of the stock will  increase  over time.
Growth  stocks may at times be  favored by the market and at other  times may be out of favor.  Stocks of growth  companies,  particularly  newer companies,  may offer  opportunities  for greater capital  appreciation but may be more volatile than stocks of larger,  more established  companies.  These stocks may also have greater risk of price volatility if the company's earnings growth or stock price fails to increase as expected. Some growth companies, including newer companies, tend to retain a large  part of their  earnings  for  research,  development  or investment in capital assets. Therefore, they do not emphasize paying dividends, and may not pay any  dividends  for  some  time.  Other  stocks  are  considered
"growth"  stocks  because  the  company is  experiencing  growth in  earnings or income.

     Investments  By "Funds of Funds."  Class Y shares of  Capital  Appreciation
Fund are offered as an investment to certain other Oppenheimer funds that act as
"funds of funds." Those funds of funds may invest significant  portions of their assets  in shares of the Fund.  From time to time,  those  investments  may also represent  a  significant  portion  of the Fund's  outstanding  shares or of its outstanding Class Y shares.  Those funds of funds typically use asset allocation strategies  under  which  they  may  increase  or  reduce  the  amount  of their investment  in the  Fund  frequently,  and  may do so on a  daily  basis  during volatile  market  conditions.  If the size of those purchases and redemptions of the Fund's shares by the funds of funds were significant relative to the size of the Fund's  assets,  the Fund could be required  to  purchase or sell  portfolio
securities,   increasing  its  transaction   costs  and  possibly  reducing  its
performance for all share classes.

     Industry and Sector Focus. At times,  Emerging  Technologies  Fund may also increase the relative  emphasis of its  investments  in a particular  technology industry or sector. The prices of stocks of issuers in a particular  industry or sector  may go up and  down in  response  to  changes  in  economic  conditions, government  regulations,  availability of basic resources or supplies,  or other events that affect that industry or sector more than others.  To the extent that either Fund increases the relative  emphasis of its  investments in a particular industry  or sector,  its share  values  may  fluctuate  to a greater  degree in response to events affecting that industry or sector.

     Risks  of  Investing  in  Technology  Companies.   The  value  of  Emerging
Technologies  Fund's  shares  is  particularly  vulnerable  to  risks  affecting technology  companies  and/or companies  having  investments in technology.  The technology  sector  historically  has had  greater  stock price  fluctuation  as compared to the general market. For example, the Manager believes that in recent years  unrealistically  high investor  optimism  about some  technology  stocks, particularly  Internet and  communications  stocks,  has resulted in significant price  increases  of those stocks  relative to the earnings of the issuer,  with little or no fundamental  economic basis. This factor makes those stocks subject to even greater risks of loss.

     By  focusing on the  technology  sector of the stock  market  rather than a broad spectrum of companies,  Emerging  Technologies  Fund's share price will be
particularly   sensitive  to  market  and  economic  events  that  affect  those technology  companies.  The stock prices of technology companies during the past few years have been  highly  volatile,  largely due to the rapid pace of product change and  development  within this sector.  This phenomenon may also result in future stock price volatility.  In addition,  technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending  patterns.
Technology companies focusing on the information and telecommunications  sectors may also be subject to  international,  federal and state regulations and may be adversely affected by changes in those regulations.

     Because Emerging Technologies Fund emphasizes investment in technology, its share price is expected to fluctuate in response to events affecting that market segment.  The Fund  will not  concentrate  25% or more of its  total  assets  in investments  in any one  industry.  However,  the Fund  may  hold a  significant portion of its assets in industries  such as:  aerospace/defense;  broadcasting;
cable  television;   communications  equipment;   computer  hardware;   computer
software; electronics;  health care/supplies and services;  pharmaceuticals/drug development; information technologies; telecommunication; and wireless.

     o Special Risks of Mid-Size and Small-Cap Stocks.  Both Funds may invest in the  stocks of  mid-size  and  smaller  capitalization  companies.  While  these companies may offer greater  opportunities for capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations. Mid-size and small capitalization companies may have limited product  lines or  markets  for their  products,  limited  access  to  financial resources  and less depth in  management  skill than  larger,  more  established companies.  Their stocks may be less liquid than those of larger  issuers.  That means the Funds could have greater difficulty selling stocks of those issuers at an acceptable price, especially during periods of market volatility. That factor increases the potential for losses to the Funds. Also, it may take a substantial period of time before a Fund  realizes a gain on an investment in a mid or small
capitalization   company,  if  it  realizes  any  gain  at  all.  While  smaller capitalization  companies may have  potential  for rapid growth,  they often are subject to higher risks because they lack the managerial  experience,  financial resources,  product  diversification  and competitive  strengths of larger, more established companies. In addition, in many instances, the securities of smaller companies  are traded  over-the-counter  or on a regional  securities  exchange, where the frequency and volume of trading is substantially  less than is typical for  securities of larger  companies  traded on national  securities  exchanges.
Therefore,  the  securities  of smaller  companies may be subject to wider price fluctuations  and may be less  liquid.  If either Fund were to try to sell large positions in  small-cap  stocks,  it might have to sell them at  discounts  from quoted  prices or might have to make a series of small  sales  over an  extended period of time that might result in less favorable prices than in a block sale.

     o Special Risks of Initial Public Offerings (IPOs).  Emerging  Technologies
Fund has no limit on the  amount of its  assets  that can be  invested  in IPOs.
Capital  Appreciation Fund may also invest in IPOs. However, the Fund intends to limit its investments in small, unseasoned companies to 5% of its net assets. By definition, securities issued in IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include,  among others, the fact  that  there  may be only a limited  number  of  shares  available  for trading,  the market for those securities may be unseasoned,  and the issuer may have a  limited  operating  history.  These  factors  may  contribute  to  price volatility.  The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell  significant  amounts of shares without an unfavorable  impact on prevailing  prices.  In addition,  some companies  initially  offering their shares  publicly are involved in relatively new  industries  or lines of  business,  which may not be widely  understood  by investors.  Some of the companies  involved in new industries may be regarded as developmental  stage  companies,  without revenues or operating  income,  or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are  undercapitalized.  The Manager generally  allocates IPO purchases among the various funds that it advises,  for which that IPO is a suitable  investment and one that the Fund wants to acquire. Due to the potentially small relative amount of an IPO  allocation  available to a Fund, a Fund might not be able to purchase as many  shares  of an IPO as it  requests.  Because  of the  volatility  of IPO shares,  a Fund might hold these  shares for only a very short time.  This could increase the turnover of a Fund's portfolio and increase its expenses.

     Small  Capitalization  Stock Investments.  Emerging  Technologies Fund may,
from  time to  time,  invest  a  substantial  portion  of its  assets  in  small capitalization  companies,  including  those that have been in  operation  for a relatively short period. Capital Appreciation Fund can also invest in securities of small cap issuers  (having market  capitalizations  of less than $1 billion), including those of small,  unseasoned  companies that have been in operation for less than three years  (including  the operation of any  predecessors).  Capital
Appreciation  Fund  intends  to  invest  no more  than 5% of its net  assets  in securities of small, unseasoned issuers.

     Small-cap  companies  tend to be companies that are developing new products or services that the Manager believes have relatively  favorable  prospects,  or that are expanding into new and growing  markets.  Emerging growth companies may offer new  products or services  that might enable them to capture a dominant or important  market  position.  They may have a special  area of  expertise or the capability  to take  advantage  of  changes  in  demographic  factors  in a more profitable way than larger, more established companies.

     Other Investment Strategies

     To seek its objective, each Fund may also use the investment techniques and strategies  described below. The Funds might not always use all of the different types of techniques and  investments  described  below.  These  techniques  have risks,  although some are designed to help reduce  overall  investment or market risks.

     Other Equity Securities.  While each Fund emphasizes  investments in common stocks, it can also buy preferred stocks and securities  convertible into common stock.  These  securities  can be issued by domestic or foreign  companies.  The
Manager considers some convertible securities to be "equity equivalents" because of the  conversion  feature and in that case their credit rating has less impact on the investment decision than in the case of other debt securities.

     Convertible  securities  are  rated by  nationally  recognized  statistical rating  organizations  such as Moody's Investors Service or are given comparable ratings by the Manager. "Investment grade" securities are debt securities in the four highest ratings  categories of ratings  organizations or unrated securities assigned a  comparable  rating by the  Manager.  Lower-grade  securities  may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in  investment-grade  securities.  Debt securities  are  subject to credit  risk (the risk that the issuer will not make timely payments of interest and principal) and interest rate risk (the risk that the value of the security will fall if interest rates rise).

     Illiquid and  Restricted  Securities.  Capital  Appreciation  Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The
Board can increase that limit to 15%. Emerging Technologies Fund will not invest more than 15%.  Investments  may be illiquid  because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an  acceptable  price.  Restricted  securities  may have terms that limit  their
resale  to  other  investors  or  may  require   registration  under  applicable
securities laws before they may be sold publicly.

     Certain  restricted  securities held by a Fund that are eligible for resale to  qualified  institutional  purchasers  may  not be  subject  to  that  Fund's
respective   investment   limit.  The  Manager  monitors  holdings  of  illiquid
securities  on an ongoing  basis to  determine  whether to sell any  holdings to maintain adequate liquidity.

     Derivative  Investments.  Both  Funds can  invest in a number of  different kinds of "derivative" investments.  In general terms, a derivative investment is an investment  contract whose value depends on (or is derived from) the value of an underlying  asset,  interest rate or index. In the broadest  sense,  options, futures  contracts,  and other  hedging  instruments  each Fund might use may be considered "derivative" investments.  Derivatives may increase the volatility of the  Fund's  share  prices or cause  investment  losses.  In  addition  to using derivatives for hedging,  Capital  Appreciation  Fund might use other derivative investments  because they offer the  potential  for  increased  value.  The Fund currently does not use  derivatives to a significant  degree and is not required to use them in seeking its objective.

     Derivatives have risks. If the issuer of the derivative investment does not pay the  amount  due, a Fund can lose money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself, may not perform the way the Manager expected it to. As a result of these risks a Fund could  realize less  principal or income from the  investment  than expected or its hedge might be unsuccessful.  As a result, a Fund's share prices could fall. Certain derivative investments held by a Fund might be illiquid.

     Hedging.  Both Funds can buy and sell certain  kinds of futures  contracts, put and call options, and forward contracts for "hedging" purposes. Neither Fund intends to use these  instruments  extensively  and is not  required to do so to seek its objective or for speculative  purposes.  It has limits on the extent of its use of hedging and the types of hedging instruments that it can use. Some of these  strategies  could  be used to  hedge a  Fund's  portfolio  against  price fluctuations. Other hedging strategies, such as buying futures and call options, could tend to increase a Funds' exposure to the securities market.

     There are also special  risks in  particular  hedging  strategies.  Options trading involves the payment of premiums,  can increase portfolio turnover,  and can have special tax effects on a Fund. If the Manager used a hedging instrument at the wrong time or judged market  conditions  incorrectly,  the strategy could reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options  positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

     Loans of Portfolio  Securities.  Both Funds may make loans of its portfolio securities,  in each case with a value not to exceed 25% of its net  assets,  in accordance  with Securities  Lending  Guidelines  adopted by the Board.  Capital
Appreciation Fund has entered into a securities lending agreement with JP Morgan
Chase  for  that  purpose.   Emerging   Technologies  Fund  currently  does  not
participate in that securities lending agreement.

     Under the JPMorgan Chase agreement,  Capital  Appreciation Fund's portfolio securities  may be  loaned  to  brokers,  dealers  and  financial  institutions,
provided   that  such  loans  comply  with  the   collateralization   and  other
requirements  of  the  securities  lending  agreement,  the  Securities  Lending
Guidelines and applicable government regulations.  JP Morgan Chase has agreed to bear the risk that a borrower  may default on its  obligation  to return  loaned securities.  However, the Fund will be responsible for risks associated with the investment of cash collateral,  including the risk of a default by the issuer of a security in which cash collateral has been invested.  If that occurs, the Fund may incur  additional  costs in seeking to obtain the collateral or may lose the amount of the collateral  investment.  The Fund may also lose money if the value of the cash collateral decreases.

     Investments in Oppenheimer  Institutional Money Market Fund. Both Funds can
invest its free cash balances in the Class E shares of Oppenheimer Institutional
Money  Market Fund,  to seek current  income  while  preserving  liquidity.  The
Oppenheimer  Institutional Money Market Fund is a registered open-end management investment  company,  regulated  as a money  market  fund  under the  Investment
Company  Act of 1940.  It  invests  in a variety  of  short-term,  high-quality, dollar-denominated  money  market  instruments  issued  by the U.S.  government,
domestic  and  foreign  corporations  and  financial  institutions,   and  other
entities. As a shareholder,  a Fund will be subject to its proportional share of the Oppenheimer  Institutional  Money Market Fund's Class E expenses,  including its advisory fee. However, the Manager will waive a portion of a Fund's advisory fee  to  the  extent  of the  Fund's  share  of the  advisory  fee  paid  by the
Oppenheimer Institutional Money Market Fund.

     Temporary  Defensive  and  Interim  Investments.  In times of  unstable  or adverse  market,  economic or political  conditions,  each Fund can invest up to
100% of its assets in temporary  investments  that may be inconsistent  with the
Fund's principal investment strategies. Generally they would be cash equivalents
(such  as  commercial  paper),   money  market   instruments,   short-term  debt
securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities  pending the investment of proceeds from the sale of Fund shares or portfolio  securities or to meet anticipated  redemptions of Fund shares. To the extent the Fund invests  defensively in these securities, it might not achieve its investment objective of capital appreciation.

     Portfolio  Turnover.  A change in the securities held by a Fund is known as
"portfolio  turnover."  Each Fund can engage in active and  frequent  short-term trading  while trying to achieve its  objective.  Although both Funds may have a portfolio turnover rate in excess of 100% annually,  Capital Appreciation Fund's turnover  rate has been less than 100% annually over the last five fiscal years.
Increased  portfolio turnover creates higher brokerage and transaction costs for a Fund (and may reduce  performance).  If a Fund realizes  capital gains when it sells its  portfolio  investments,  it must  generally  pay  those  gains out to shareholders,  increasing their taxable  distributions.  The following portfolio turnover rates are for both Funds, over each Fund's last five fiscal years:

----------------------------------------- -------------- --------------- -------------- --------------- --------------

                                              2006            2005           2004            2003           2002
----------------------------------------- -------------- --------------- -------------- --------------- --------------
----------------------------------------- -------------- --------------- -------------- --------------- --------------

Emerging Technologies Fund                    101%            147%           157%            219%           159%
----------------------------------------- -------------- --------------- -------------- --------------- --------------
----------------------------------------- -------------- --------------- -------------- --------------- --------------

Capital Appreciation Fund                      83%            38%             45%            42%             28%
----------------------------------------- -------------- --------------- -------------- --------------- --------------

     The risks  described  above  collectively  form the  expected  overall risk profile,  respectively,  of each  Fund  and can  affect  the  value  of a Fund's investments,  its investment  performance  and its prices per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either  Fund.  When you redeem your shares,  they may be worth  more or less than what you paid for  them.  There is no  assurance that either Fund will achieve its investment objective.

                    INFORMATION ABOUT THE REORGANIZATION

     This is only a summary of the Reorganization Agreement. You should read the form of Reorganization Agreement, which is attached as Exhibit A.

     How will the Reorganization be carried out?

     If  the   shareholders   of   Emerging   Technologies   Fund   approve  the
Reorganization  Agreement,  the  Reorganization  will take place  after  various conditions are satisfied by Emerging  Technologies Fund and Capital Appreciation
Fund,  including  delivery of certain  documents.  The Closing Date is presently scheduled  for on or about October 27, 2007 and the  "Valuation  Date" (which is the business day preceding the Closing Date of the  Reorganization) is presently scheduled for on or about October 26, 2007.

     If the  shareholders  of  Emerging  Technologies  Fund vote to approve  the
Reorganization   Agreement,   substantially   all  of  the  assets  of  Emerging
Technologies  Fund will be transferred to Capital  Appreciation Fund in exchange for shares of Capital  Appreciation Fund, and you will receive Class A, Class B,
Class C, Class N or Class Y shares of Capital  Appreciation  Fund equal in value to the value as of the  Valuation  Date of your shares of Emerging  Technologies
Fund.  Emerging  Technologies  Fund will then be liquidated and its  outstanding shares will be cancelled. The stock transfer books of Emerging Technologies Fund will be permanently closed at the close of business on the Valuation Date.

     Shareholders of Emerging Technologies Fund who vote their Class A, Class B,
Class C,  Class N and  Class Y shares  in  favor of the  Reorganization  will be electing in effect to redeem their shares of Emerging  Technologies  Fund at net asset value on the Valuation Date, after Emerging  Technologies Fund subtracts a cash reserve  ("Cash  Reserve"),  and reinvest the proceeds in Class A, Class B,
Class C,  Class N and Class Y shares of Capital  Appreciation  Fund at net asset value. The Cash Reserve is an amount retained by Emerging  Technologies Fund for the  payment  of  Emerging  Technologies  Fund's  outstanding  debts,  taxes and expenses of liquidation following the Reorganization.  Capital Appreciation Fund is not  assuming  any  debts of  Emerging  Technologies  Fund  except  debts for unsettled  securities  transactions  and  outstanding  dividend  and  redemption checks.  Any debts paid out of the Cash Reserve  will be those  debts,  taxes or expenses of liquidation incurred by Emerging  Technologies Fund on or before the
Closing Date. Emerging  Technologies Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Emerging  Technologies  Fund's activities.
Following  the  Reorganization,   Emerging  Technologies  Fund  shall  take  all
necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

     Under the Reorganization  Agreement,  either Emerging  Technologies Fund or
Capital Appreciation Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no  liability  for  damages or other  recourse available to the other Fund,  provided,  however,  that in the event that one of the Funds terminates the  Reorganization  Agreement without reasonable cause, it shall,  upon  demand,  reimburse  the  other  Fund for all  expenses,  including reasonable  out-of-pocket  expenses  and fees  incurred in  connection  with the
Reorganization Agreement.

     To the  extent  permitted  by  law,  the  Funds  may  agree  to  amend  the
Reorganization  Agreement without shareholder  approval.  They may also agree to terminate  and abandon the  Reorganization  at any time before or, to the extent permitted by law, after the approval of  shareholders  of Emerging  Technologies
Fund.

     Who will pay the expenses of the Reorganization?

     Each Fund will be  responsible  for its respective  out-of-pocket  expenses associated with the Reorganization, including outside legal and accounting fees, the  cost of the tax  opinion,  and  shareholder  communication  costs.  OFI has estimated  total merger related costs to be  approximately  $93,500 for Emerging
Technologies  Fund  and  $20,000  for  Capital  Appreciation  Fund.  Due  to the
relatively  moderate cost of the  Reorganization,  OFI does not anticipate  that
either  Fund  will   experience   a  dilution  as  a  result  of  the   proposed
Reorganization.

     What are the tax consequences of the Reorganization?

     The Reorganization is intended to qualify as a tax-free  reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.  Based on certain assumptions and representations  received from Emerging Technologies Fund and Capital Appreciation Fund, it is expected to be the opinion of Mayer,  Brown,  Rowe & Maw LLP ("tax  opinion")  that; (i)
shareholders of Emerging Technologies Fund should not recognize any gain or loss for federal  income tax purposes as a result of the exchange of their shares for shares of Capital  Appreciation Fund; (ii) shareholders of Capital  Appreciation
Fund should not recognize any gain or loss upon receipt of Emerging Technologies
Fund's assets (iii) and the holding period of Capital  Appreciation  Fund shares received in that exchange  should include the period that Emerging  Technologies
Fund shares were held  (provided such shares were held as a capital asset on the
Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the  Reorganization.  Please see the Agreement and Plan of
Reorganization for more details.

     If the tax opinion is not received by the Closing Date,  the Fund may still
pursue  the   Reorganization,   pending   re-solicitation  of  shareholders  and
shareholder  approval which would delay the  reorganization  by several  months.
Although  not  likely,  in the  event  the  tax  opinion  is not  received,  the
Reorganization may not qualify as a tax-free reorganization.

     Prior to the Valuation Date, Emerging  Technologies Fund may pay a dividend which will have the  effect of  distributing  to  Emerging  Technologies  Fund's shareholders  all of Emerging  Technologies  Fund's  investment  company taxable income,  if any,  for  taxable  years  ending  on or prior to the  Closing  Date
(computed without regard to any deduction for dividends paid) and all of its net capital  gains,  if any,  realized  in taxable  years  ending on or prior to the
Closing Date (after reduction for any available capital loss carry-forward).  As of Emerging Technologies Fund's fiscal year ended October 31, 2006, the Fund had
$465,803,504.00  of net  capital  loss  carry-forward  available  to offset  any realized capital gains and thereby reduce the capital gains  distributions.  Any such dividends  will be included in the taxable income of Emerging  Technologies
Fund's shareholders as ordinary income and capital gain, respectively.

     You will  continue to be  responsible  for tracking  the purchase  cost and holding period of your shares and should consult your tax adviser  regarding the effect, if any, of the Reorganization in light of your individual circumstances.
You should  also  consult  your tax  adviser as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                         REASONS FOR THE REORGANIZATION

     Board Considerations

     At a meeting of the Boards of Trustees of  Emerging  Technologies  Fund and
Capital  Appreciation  Fund held May 17, 2007, the Board  considered  whether to approve the  proposed  Reorganization  on behalf of each Fund and  reviewed  and discussed  with the  Manager  and the  Boards'  independent  legal  counsel  the proposed  Reorganization.  Information with respect to, among other things, each
Fund's   respective   investment   objective  and  policies,   management  fees,
distribution fees and other operating expenses, historical performance and asset size also was considered by the Board.

     The Board received  information that  demonstrated  that from 2000 to 2006, the assets of Emerging Technologies Fund decreased  significantly from over $400 million  to  approximately  $130  million.  The Board also  considered  that the
Manager does not believe that the assets of the Fund will increase significantly from any sales efforts given the Fund's poor  long-term  performance.  The Board also  considered  that there are other emerging  technology  funds in the market place with significantly better performance records.

     The Board also considered the relative small size of Emerging  Technologies
Fund and the Manager's view that the  corresponding  management fee for Emerging
Technologies  Fund  is  high  because  the  Fund  has  not  reached  many of its management  breakpoints.  The Board considered the Manager's expectation that by merging Emerging Technologies Fund into Capital Appreciation Fund,  shareholders of Emerging  Technologies Fund would benefit from significantly reduced fees and expenses.

     The Board  considered  that the  procedures  for purchases and exchanges of shares of both Funds are  substantially  similar  and that both Funds  offer the same investor services and options.

     The Board also  considered the terms and conditions of the  Reorganization, including  that  there  would  be no  sales  charge  imposed  in  effecting  the
Reorganization  and  that  the  Reorganization  is  expected  to  be a  tax-free
reorganization.   The  Board   concluded  that  Emerging   Technologies   Fund's
participation  in  the  transaction  was  in  the  best  interests  of  Emerging
Technologies Fund and that the Reorganization  would not result in a dilution of the interests of existing shareholders of Emerging Technologies Fund.

     After consideration of the above factors,  other  considerations,  and such information  as the Board of Emerging  Technologies  Fund deemed  relevant,  the
Board,  including the Trustees who are not  "interested  persons" (as defined in the Investment Company Act) of Capital Appreciation Fund, Emerging  Technologies
Fund or the Manager  (the  "Independent  Trustees"),  unanimously  approved  the
Reorganization  and the  Reorganization  Agreement  and voted to  recommend  its approval by the shareholders of Emerging Technologies Fund.

     The Board also determined that the Reorganization was in the best interests of Capital  Appreciation  Fund and its  shareholders  and that no dilution would result to those shareholders. Capital Appreciation Fund shareholders do not vote on the  Reorganization.  The  Board on  behalf  of  Capital  Appreciation  Fund, including the Independent Trustees,  unanimously approved the Reorganization and the Reorganization Agreement.

     Neither Fund's Board members are required to attend the meeting nor do they plan to attend the meeting.

     For  the  reasons  discussed  above,  the  Board,  on  behalf  of  Emerging
Technologies Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders  of Emerging  Technologies  Fund do not approve the  Reorganization
Agreement, the Reorganization will not take place.

     What  should I know  about  Class A,  Class B, Class C, Class N and Class Y
Shares of Capital Appreciation Fund?

     Upon consummation of the  Reorganization,  Class A, Class B, Class C, Class
N, and Class Y shares  of  Capital  Appreciation  Fund  will be  distributed  to shareholders  of  Class A,  Class B,  Class  C,  Class N and  Class Y shares  of
Emerging Technologies Fund, respectively, in connection with the Reorganization.
The shares of Capital Appreciation Fund will be recorded  electronically in each shareholder's  account.  Capital Appreciation Fund will then send a confirmation
to  each  shareholder.   Shareholders  of  Emerging  Technologies  Fund  holding
certificates  representing  their shares will not be required to surrender their certificates in connection with the Reorganization. However, former shareholders of Emerging  Technologies Fund whose shares are represented by outstanding share certificates  will not be  allowed  to redeem  or  exchange  shares  of  Capital
Appreciation  Fund  they  receive  in the  Reorganization  until  the  exchanged
Emerging  Technologies  Fund  certificates  have been  returned to the  Transfer
Agent.

     The rights of shareholders of both Funds are  substantially the same as are their governing documents. Each share will be fully paid and non-assessable when issued.  Capital  Appreciation  Fund's  Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's  obligations,  and provides  for  indemnification  of any loss and expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting.

     WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

     Both Emerging  Technologies Fund and Capital Appreciation Fund have certain additional  fundamental  investment  restrictions  that can only be changed with shareholder  approval.  Generally,  these  investment  restrictions  are similar between the Funds. Please see the Statements of Additional  Information for each
Fund for descriptions of those investment  restrictions,  which are incorporated by reference into the Statement of Additional  Information dated August 30, 2007 related to this Reorganization.

     OTHER COMPARISONS BETWEEN THE FUNDS

     The  description  of certain  other key  features of the Funds is set forth below.  More detailed  information  is available in each Fund's  Prospectus  and
Statement of Additional Information, which are incorporated by reference.

     Management of the Funds

     Each Fund is governed by the same Board of Trustees,  which is  responsible for protecting the interests of each Fund's shareholders under Massachusetts law and other  applicable  laws.  For a listing of the Capital  Appreciation  Fund's
Board of Trustees and biographical information, please refer to the Statement of
Additional  Information  to this  Prospectus  and  Proxy  Statement,  which  are incorporated  by reference  into the Statement of Additional  Information  dated
August 30, 2007 related to this Reorganization.

     Investment Management and Fees

     The  day-to-day  management of the business and affairs of each Fund is the responsibility  of the  Manager.  Pursuant  to each Fund's  investment  advisory agreement,  the Manager acts as the investment  advisor for both Funds,  manages the assets of both Funds and makes each Fund's investment decisions. The Manager employs the Funds' portfolio managers. Emerging Technologies Fund's portfolio is managed  by Neil M.  McCarthy,  John  Delano  and Ash  Shah,  who are  primarily responsible  for the day-to-day  management of the Fund's  investments.  Capital
Appreciation  Fund's  portfolio  is  managed  by Marc  L.  Baylin,  CFA,  who is primarily responsible for the day-to-day management of the Fund's investments.

     Both Funds obtain investment management services from the Manager according to the  terms of  management  agreements  that are  substantially  similar.  The advisory  agreements require the Manager,  at its expense,  to provide each Fund with adequate  office space,  facilities  and  equipment.  The  agreements  also
require  the  Manager  to  provide  and   supervise   the   activities   of  all
administrative   and   clerical   personnel   required   to  provide   effective
administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their  operations,  the  preparation  and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

     Each Fund pays  expenses  not  expressly  assumed by the Manager  under the advisory  agreement.  The advisory  agreements list examples of expenses paid by
each  Fund.  The  major  categories   relate  to  interest,   taxes,   brokerage
commissions,  fees to Independent Trustees, legal and audit expenses,  custodian bank and transfer agent  expenses,  share issuance costs,  certain  printing and registration costs, and non-recurring expenses, including litigation costs.

     Both investment advisory  agreements  generally provide that in the absence of willful  misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard of its obligations and duties under the investment advisory  agreement,  the Manager is not liable for any loss sustained by reason of good faith errors or omissions  in  connection  with any matters to which the agreement(s) relate.

     The Manager is  controlled  by  Oppenheimer  Acquisition  Corp.,  a holding company  owned  in  part  by  senior  officers  of the  Manager  and  ultimately controlled  by  Massachusetts  Mutual  Life  Insurance  Company,  a mutual  life insurance company that also advises pension plans and investment companies.  The
Manager  has  been  an  investment  advisor  since  January  1960.  The  Manager
(including  subsidiaries  and an  affiliate)  managed  more than $250 billion in assets as of June 30, 2007,  including other  Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty Street, 11th
Floor, New York, New York 10281-1008.

     Fee and Expense  Comparison  (Class A Shares).  Capital  Appreciation  Fund
offers a  significantly  more favorable  advisory fee and overall  expense ratio than Emerging Technologies Fund due to its size.

     The table below shows the current  contractual  management fee schedule for each of the  Funds.  As shown in the table,  the  effective  management  fee for
Capital Appreciation Fund is 0.57%, versus 0.90% for Emerging Technologies Fund.
Additionally,   the   management   fees  for  Capital   Appreciation   Fund  are
significantly lower than the management fees for Emerging Technologies Fund on a contractual basis as well. Capital Appreciation Fund's fee schedule would be the
fee  schedule  for  the  combined  Funds  upon  successful   completion  of  the
Reorganization.

         ------------------------------------------ -------------------------------------------
                Emerging Technologies Fund                  Capital Appreciation Fund
         ------------------------------------------ -------------------------------------------
         -------------------- --------------------- ------------------- -----------------------
            Assets (in $              Fee              Assets (in $              Fee
             millions of                               millions of
         average annual net                           average annual
               assets)                                 net assets)
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
              Up to 200              0.90%              Up to 200               0.75%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
              200 - 400              0.85%              200 - 400               0.72%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
              400 - 600              0.80%              400 - 600               0.69%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
              Over 600               0.75%              600 - 800               0.66%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       800 - 1,500              0.60%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       1,500-2,500              0.58%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       2,500-4,500              0.56%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       4,500-6,500              0.54%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       6,500-8,500              0.52%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       8,500-11,000             0.50%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
                                                       Over 11,000              0.48%
         -------------------- --------------------- ------------------- -----------------------
         -------------------- --------------------- ------------------- -----------------------
          Effective Fee (as                           Effective Fee
             of 5/31/07)             0.90%           (as of 5/31/07)            0.57%
         -------------------- --------------------- ------------------- -----------------------

     Distribution Services

     OppenheimerFunds   Distributor,   Inc.  (the  "Distributor")  acts  as  the
principal  underwriter in a continuous  public  offering of shares of the Funds, but is not  obligated  to sell a  specific  number of  shares.  Both  Funds have adopted  Service Plans for Class A shares.  The plans  reimburse the Distributor for a portion of its costs incurred for services  provided to accounts that hold
Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25%
of the average annual net assets of Class A shares of each Fund. The Distributor currently  uses all of those  fees to pay  dealers,  brokers,  banks  and  other
financial   institutions   periodically  for  providing   personal  service  and
maintenance of accounts of their customers that hold Class A shares.

     Both Funds have adopted Distribution and Service Plans for Class B, Class C and  Class N  shares  to pay the  Distributor  for its  services  and  costs  in distributing Class B, Class C and Class N shares and servicing  accounts.  Under each Fund's plan,  the Fund pays the  Distributor  an annual  asset-based  sales charge of 0.75% on Class B and Class C shares  and 0.25% on Class N shares.  The
Distributor  also  receives  a service  fee of 0.25% per year under the Class B,
Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses  by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because  these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor  normally  pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

     The Manager and the Distributor,  in their discretion, also may pay dealers or other financial  intermediaries and service providers for distribution and/or shareholder servicing  activities.  These payments are made out of the Manager's and/or the Distributor's own resources,  including from the profits derived from the advisory fees the Manager receives from a Fund.  These cash payments,  which may be substantial,  are paid to many firms having business  relationships  with the Manager and Distributor.  These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial  intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or  Distributor  from their own  resources  are not reflected in the fee tables  contained in this combined  Prospectus and Proxy Statement  because they are not paid by the Fund.

     "Financial  intermediaries"  are firms  that  offer and sell  shares of the
Funds to their clients, or provide  shareholder  services to the Funds, or both, and receive  compensation  for doing so.  Your  securities  dealer or  financial adviser, for example, is a financial intermediary,  and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial  intermediaries that may  receive  payments  include  sponsors  of fund  "supermarkets,"  sponsors of fee-based  advisory or wrap fee  programs,  sponsors  of college and  retirement savings  programs,  banks and trust companies  offering  products that hold Fund shares,  and insurance  companies that offer  variable  annuity or variable life insurance products.

     In general,  these payments to financial  intermediaries can be categorized
as    "distribution-related"    or    "servicing"    payments.    Payments   for
distribution-related  expenses,  such as marketing or promotional expenses,  are often referred to as "revenue  sharing." Revenue sharing payments may be made on the basis of the sales of shares  attributable  to that dealer,  the average net assets of a Fund and other  Oppenheimer  funds  attributable  to the accounts of that dealer and its  clients,  negotiated  lump sum  payments  for  distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial  intermediary  or its representatives  to  recommend  or offer  shares of a Fund or other  Oppenheimer funds  to its  customers.  These  payments  also  may  give an  intermediary  an incentive to  cooperate  with the  Distributor's  marketing  efforts.  A revenue sharing payment may, for example,  qualify a Fund for preferred  status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's  sales force, in some cases on a  preferential  basis  over  funds  of  competitors.  Additionally,  as firm
support,   the  Manager  or  Distributor  may  reimburse   expenses  related  to
educational  seminars and "due  diligence"  or training  meetings (to the extent permitted  by  applicable  laws or the rules of the NASD)  designed  to increase sales  representatives'  awareness about Oppenheimer funds, including travel and lodging  expenditures.  However,  the  Manager  does not  consider  a  financial intermediary's  sale of  shares  of the Funds or other  Oppenheimer  funds  when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various  factors  are used to  determine  whether to make  revenue  sharing payments.  Possible  considerations  include,  without limitation,  the types of services  provided by the  intermediary,  sales of Fund shares,  the  redemption rates on  accounts of clients of the  intermediary  or overall  asset  levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the  intermediary to allow the  Distributor to provide  educational and training support for the  intermediary's  sales  personnel  relating  to the  Oppenheimer funds, the  availability of the Oppenheimer  funds on the  intermediary's  sales system,  as  well  as the  overall  quality  of  the  services  provided  by the
intermediary   and  the   Manager  or   Distributor's   relationship   with  the
intermediary.  The Manager and Distributor have adopted guidelines for assessing and implementing  each prospective  revenue sharing  arrangement.  To the extent that financial intermediaries receiving  distribution-related  payments from the
Manager or Distributor sell more shares of the Oppenheimer  funds or retain more shares  of the funds in their  client  accounts,  the  Manager  and  Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager,  the  Distributor or the Transfer
Agent  to  financial   intermediaries   to  compensate  or  reimburse  them  for
administrative  or other client services  provided such as  sub-transfer  agency services for shareholders or retirement plan participants, omnibus accounting or
sub-accounting,   participation  in  networking  arrangements,  account  set-up, recordkeeping  and other  shareholder  services.  Payments  may also be made for administrative  services  related to the distribution of Fund shares through the intermediary.  Firms that may receive  servicing  fees include  retirement  plan administrators,  qualified tuition program sponsors,  banks and trust companies, and others.  These fees may be used by the service  provider to offset or reduce fees that would otherwise be paid directly to them by certain  account  holders, such as retirement plans.

     Each Fund's Statement of Additional  Information  contains more information about  revenue  sharing  and  service  payments  made  by  the  Manager  or  the
Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined proxy statement and prospectus.

     Transfer Agency and Custody Services

     Both Funds receive shareholder  accounting and other clerical services from
OppenheimerFunds  Services,  a  division  of the  Manager,  in its  capacity  as transfer agent and dividend paying agent.  It acts on an annual  per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35% of average daily net assets per fiscal year for each class of both Funds) are substantially similar.  JP Morgan Chase Bank, located at 4 Chase Metro Tech Center,  Brooklyn,
NY 11245,  acts as  custodian  for Capital  Appreciation  Fund.  Brown  Brothers
Harriman & Co., located at 40 Water Street,  Boston, MA 02109-3661,  acts as custodian for Emerging Technologies Fund. Prior to May 11, 2007, Citibank,  N.A.
served as the custodian for Emerging Technologies Fund.

     Shareholder Rights

     Both Funds are  Massachusetts  business trusts.  The Funds are not required to,  and do not,  hold  annual  meetings  of  shareholders  and have no  current intention to hold such meetings,  except as required by the  Investment  Company
Act.

     Under  the  Investment  Company  Act,  the  Funds  are  required  to hold a shareholder meeting if, among other reasons,  the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if they seek to  change  a  fundamental  investment  policy.  The  Trustees  of  Capital
Appreciation  Fund will call a meeting of shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

                            VOTING INFORMATION

     How do I vote?

     Please take a few moments to complete your proxy ballot  promptly.  You may vote your shares by  completing  and signing the enclosed  proxy  ballot(s)  and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the  instructions on the attached proxy ballot(s) and  accompanying  materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

     If you need assistance, have any questions regarding the Proposal or need a replacement  proxy  ballot,  you may  contact  us  toll-free  at  1-800-225-5677
(1-800-CALL-OPP).  Any proxy  given by a  shareholder,  whether in  writing,  by telephone  or via the  internet,  is  revocable  as  described  below  under the paragraph titled "Revoking a Proxy".

     If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

     o Telephone  Voting.  Please have the proxy ballot  available  and call the number on the enclosed materials and follow the instructions.  After you provide your voting  instructions,  those  instructions will be read back to you and you must confirm your voting  instructions  before  ending the telephone  call.  The voting  procedures  used in  connection  with  telephone  voting are designed to reasonably authenticate the identity of shareholders,  to permit shareholders to authorize the voting of their shares in accordance with their  instructions  and to confirm that their instructions have been properly recorded.

     As the Meeting date approaches,  certain shareholders may receive telephone calls from a representative  of the  solicitation  firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic  instructions from shareholders of
Emerging  Technologies  Fund. Proxies that are obtained  telephonically  will be recorded in accordance with the procedures  discussed  herein.  These procedures have been  designed to  reasonably  ensure that the identity of the  shareholder providing  voting  instructions  is  accurately  determined  and that the voting instructions of the shareholder are accurately recorded.

     In all cases where a telephonic proxy is solicited,  the solicitation  firm representative  is required to ask for each  shareholder's  full name,  address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation)  and to  confirm  that  the  shareholder  has  received  the  Proxy
Statement and ballot.  If the information  solicited agrees with the information provided to the solicitation firm, the solicitation firm  representative has the responsibility  to explain the process,  read the  proposal  listed on the proxy ballot,  and ask for  the  shareholder's  instructions  on  such  proposal.  The solicitation  firm  representative,  although he or she is  permitted  to answer questions  about the process,  is not permitted to recommend to the  shareholder how to vote. The solicitation firm  representative  may read any  recommendation set forth in the Proxy Statement.  The  solicitation  firm  representative  will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a  confirmation  of his or her  vote  asking  the  shareholder  to call the solicitation  firm  immediately  if his or her  instructions  are not  correctly reflected in the confirmation.  For additional information, see also the section below titled "Solicitation of Proxies".

     o Internet  Voting.  You also may vote over the internet by  following  the instructions  in the  enclosed  materials.  You will be  prompted  to enter  the control  number on the enclosed  proxy ballot.  Follow the  instructions  on the screen, using your proxy ballot as a guide.

     Who is entitled to vote and how are votes counted?

     Shareholders  of  record  of  Emerging  Technologies  Fund at the  close of business  on June 12, 2007 (the  "Record  Date") will be entitled to vote at the
Meeting. On June 12, 2007, there were 42,784,548  outstanding shares of Emerging
Technologies Fund,  consisting of 25,317,617 Class A shares,  10,070,515 Class B shares,  5,482,472 Class C shares,  1,298,109 Class N shares and 615,835 Class Y shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Emerging  Technologies Fund held on the Record Date.

     The   individuals   named  as  proxies  on  the  proxy  ballots  (or  their
substitutes)  will vote  according  to your  directions  if your proxy ballot is received and properly  executed,  or in  accordance  with the  instructions  you provide if you vote by  telephone,  internet  or mail.  You may direct the proxy holders to vote your  shares on the  proposal by checking  the  appropriate  box
"FOR" or "AGAINST", or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

     Quorum and Required Vote

     The  presence in person or by proxy of a majority of Emerging  Technologies
Fund's shares  outstanding  and entitled to vote  constitutes  a quorum.  Shares whose  proxies  reflect an  abstention  on the  proposal  are  counted as shares present and  entitled to vote for purposes of  determining  whether the required quorum of shares exists for the Proposal. However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal.  In the absence of a quorum,  the  shareholders  present or represented by proxy and entitled to vote thereat  have the power to adjourn the  meeting  from time to time but no longer than six months from the date of the meeting without further notice.

     The affirmative  vote of the holders of a majority (as that term is defined in the  Investment  Company Act of 1940) of the shares of Emerging  Technologies
Fund outstanding and entitled to vote is necessary to approve the Reorganization
Agreement  and the  transactions  contemplated  thereby.  Under  the  Investment
Company Act, such a "majority" vote is defined as the vote of the holders of the lesser  of 67% or more of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.
Capital Appreciation Fund shareholders do not vote on the Reorganization.

     In absence of a quorum or if a quorum is present  but  sufficient  votes to approve the Proposal  are not  received by the date of the Meeting,  the persons named in the enclosed proxy (or their  substitutes)  may propose and approve one or more  adjournments of the Meeting to permit further  solicitation of proxies.
All such  adjournments  will require the  affirmative  vote of a majority of the shares  present  in  person  or by proxy at the  session  of the  Meeting  to be adjourned.  The  persons  named  as  proxies  on the  proxy  ballots  (or  their substitutes)  will vote the  Shares  present  in  person or by proxy  (including broker  non-votes  and  abstentions)  in  favor of such an  adjournment  if they determine  additional  solicitation  is  warranted  and in the  interests of the
Fund's shareholders.

     Solicitation of Proxies

     Broker-dealer firms, banks, custodians,  nominees and other fiduciaries may be  required to forward  soliciting  material  to the  beneficial  owners of the shares  of  record  on  behalf  of  Emerging  Technologies  Fund  and to  obtain authorization  for the execution of proxies.  For those  services,  they will be reimbursed  by the  Emerging  Technologies  Fund for their  reasonable  expenses incurred in connection with the proxy  solicitation to the extent the Fund would have directly borne those expenses.

     In addition to  solicitations  by mail,  solicitations  may be conducted by telephone  or email  including  by a proxy  solicitation  firm hired at Emerging
Technologies  Fund's expense. It is expected that a proxy solicitation firm will be  hired.  It is  estimated  that the  cost to  Emerging  Technologies  Fund of engaging a proxy solicitation firm would not exceed $41,005, plus any additional costs which would be incurred in connection with contacting  those  shareholders who have not voted, in the event of a need for  re-solicitation  of votes. These costs are  included  in the  estimated  total  merger  related  costs  discussed earlier.  Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager  anticipates  retaining The
Altman Group, Inc. Any proxy  solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;  (ii) prohibited from selling or otherwise  disclosing  shareholder information  to any third party;  and (iii)  required to comply with  applicable telemarketing laws.

     o Voting By  Broker-Dealers.  Shares owned of record by broker-dealers  (or record owners) for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.
If no instructions are received,  the broker-dealer  does not have discretionary power  ("broker  non-vote") to vote such street  account  shares on the Proposal under applicable  stock exchange rules.  Broker non-votes will not be counted as present nor entitled to vote for purposes of  determining a quorum nor will they be counted as votes "for" or "against" the Proposal. Beneficial owners of street account  shares  cannot vote at the meeting.  Only record owners may vote at the meeting.

     o Voting by the Trustee for  OppenheimerFunds-Sponsored  Retirement  Plans.
Shares held in  OppenheimerFunds-sponsored  retirement  accounts for which votes are not received as of the last  business day before the Meeting  Date,  will be voted by the trustee  for such  accounts  in the same  proportion  as Shares for which voting  instructions  from the Fund's other  shareholders have been timely received.

     Revoking a Proxy

     You may  revoke  a  previously  granted  proxy  at any  time  before  it is exercised by: (1)  delivering a written  notice to the Fund  expressly  revoking your  proxy,  (2)  signing  and  sending to the Fund a  later-dated  proxy,  (3)
telephone  or internet or (4)  attending  the Meeting and casting  your votes in person  if you are a record  owner.  Please be  advised  that the  deadline  for revoking your proxy by telephone or the internet is 3:00 p.m.,  Eastern Time, on the last business day before the Meeting.

     What other matters will be voted upon at the Meeting?

     The Board of  Trustees  of  Emerging  Technologies  Fund does not intend to bring any matters before the Meeting other than those described in this combined
Prospectus  and Proxy  Statement.  Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others.  Matters not known at the time of the  solicitation  may come  before  the  Meeting.  The  proxy as solicited  confers  discretionary  authority  with  respect to such matters that
might   properly  come  before  the  Meeting,   including  any   adjournment  or
adjournments  thereof,  and  it  is  the  intention  of  the  persons  named  as attorneys-in-fact  in the  proxy  (or  their  substitutes)  to vote the proxy in accordance with their judgment on such matters.

     o  Shareholder  Proposals.  The Funds are not required and do not intend to hold shareholder  meetings on a regular basis.  Special meetings of shareholders may be  called  from  time to time by  either  a Fund or the  shareholders  (for certain matters and under special conditions  described in the Funds' Statements of  Additional  Information).  Under  the  proxy  rules of the SEC,  shareholder proposals  that  meet  certain  conditions  may be  included  in a fund's  proxy statement  for a  particular  meeting.  Those rules  currently  require that for future  meetings,  the shareholder  must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or  (ii)  in an  amount representing  at least 1% of the Fund's  securities to be voted, at the time the proposal is submitted and for one year prior  thereto,  and must continue to own such shares through the date on which the meeting is held.  Another  requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been  submitted a reasonable  time before the Fund began to print  and mail this  Proxy  Statement  in order to be  included  in this  Proxy
Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special  meeting  after the meeting to which this Proxy  Statement  relates must be received by the Fund a  reasonable  time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder  proposals to be presented at the Meeting must have been received  within a reasonable time before  the Fund  began to mail  this  Proxy  Statement.  The fact that the Fund receives a proposal  from a qualified  shareholder  in a timely  manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

     o  Shareholder  Communications  to the  Board.  Shareholders  who desire to communicate  generally with the Board should address their correspondence to the
Board of Trustees of the applicable Fund and may submit their  correspondence by mail to the Fund at 6803  South  Tucson  Way,  Centennial,  CO 80112,  attention
Secretary of the Fund;  and if the  correspondence  is intended for a particular
Trustee, the shareholder should so indicate.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Both  Funds also file  proxy  materials,  proxy  voting  reports  and other information  with the SEC in accordance with the  informational  requirements of the Securities  and Exchange Act of 1934 and the  Investment  Company Act. These
materials  can be inspected  and copied at: the SEC's Public  Reference  Room in
Washington,  D.C.  (Phone:  1.202.942.8090)  or the EDGAR  database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by  electronic  request at the SEC's e-mail  address:  publicinfo@sec.gov  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     Householding of Reports to Shareholders and Other Funds' Documents

     To avoid sending  duplicate  copies of materials to  households,  the Funds mail only one copy of each report to shareholders  having the same last name and address on the Funds'  records.  The  consolidation  of these  mailings,  called householding,  benefits the Funds through reduced mailing expenses.  If you want to receive  multiple  copies of these  materials or request  householding in the future, you may call the transfer agent at  1.800.647.7374.  You may also notify the  transfer  agent in writing at 6803 South Tucson Way,  Centennial,  Colorado
80112.  Individual copies of prospectuses and reports will be sent to you within
30 days after the transfer agent receives your request to stop householding.

     Principal Shareholders

     As of August 3, 2007,  the officers and Directors of Emerging  Technologies
Fund as a group, and of Capital Appreciation Fund as a group, owned less than 1%
of the outstanding  voting shares of any class of their  respective  Fund. As of
August 3, 2007,  the only  persons who owned of record or were known by Emerging
Technologies Fund or Capital Appreciation Fund to own beneficially 5% or more of any  class of the  outstanding  shares  of that  respective  Fund are  listed in
Exhibit B.

                        EXHIBITS TO THE COMBINED PROXY
                          STATEMENT AND PROSPECTUS

     Exhibits

     A.  Agreement  and  Plan of  Reorganization  between  Oppenheimer  Emerging
Technologies Fund and Oppenheimer Capital Appreciation Fund

     B. Principal Shareholders

     C. Management's Discussion of Capital Appreciation Fund's Performance

                                      A-1
                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION  (the "Agreement") dated as of May 17,
2007  by  and  between   Oppenheimer   Emerging   Technologies  Fund  ("Emerging
Technologies  Fund"),  a Massachusetts  business trust and  Oppenheimer  Capital
Appreciation Fund ("Capital Appreciation Fund"), a Massachusetts business trust.

     WHEREAS,  the  parties  are  each  open-end  investment  companies  of  the management type; and

     WHEREAS,  the  parties  hereto  desire to  provide  for the  reorganization pursuant to Section  368(a)(1) of the Internal  Revenue Code of 1986, as amended
(the "Code"),  of Emerging  Technologies Fund through the acquisition by Capital
Appreciation  Fund of substantially  all of the assets of Emerging  Technologies
Fund in exchange for the voting  shares of  beneficial  interest  ("shares")  of
Class A, Class B,  Class C,  Class N and Class Y shares of Capital  Appreciation
Fund and the assumption by Capital  Appreciation Fund of certain  liabilities of
Emerging Technologies Fund, which Class A, Class B, Class C, Class N and Class Y
shares  of  Capital   Appreciation  Fund  are  to  be  distributed  by  Emerging
Technologies  Fund pro  rata to its  shareholders  in  complete  liquidation  of
Emerging Technologies Fund and complete cancellation of its shares;

     NOW,  THEREFORE,  in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1.  The  parties   hereto   hereby  adopt  this   Agreement   and  Plan  of
Reorganization  (the  "Agreement")  pursuant to Section 368(a)(1) of the Code as follows:  The  reorganization  will be comprised of the  acquisition  by Capital
Appreciation  Fund of substantially  all of the assets of Emerging  Technologies
Fund in  exchange  for Class A,  Class B, Class C, Class N and Class Y shares of
Capital  Appreciation  Fund and the assumption by Capital  Appreciation  Fund of certain liabilities of Emerging  Technologies Fund, followed by the distribution of such  Class  A,  Class B,  Class C,  Class N and  Class Y shares  of  Capital
Appreciation  Fund to the  Class  A,  Class  B,  Class  C,  Class N and  Class Y
shareholders of Emerging  Technologies Fund in exchange for their Class A, Class
B, Class C, Class N and Class Y shares of Emerging  Technologies  Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

     The share transfer books of Emerging  Technologies Fund will be permanently closed at the close of business on the Valuation Date (as  hereinafter  defined)
and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Emerging Technologies Fund;
redemption requests received by Emerging Technologies Fund after that date shall be treated as requests for the redemption of the shares of Capital  Appreciation
Fund to be distributed  to the  shareholder in question as provided in Section 5 hereof.

     2. On the  Closing  Date (as  hereinafter  defined),  all of the  assets of
Emerging  Technologies  Fund on that date,  excluding a cash  reserve (the "Cash
Reserve")  to be  retained  by  Emerging  Technologies  Fund  sufficient  in its discretion  for the  payment of the  expenses of  Emerging  Technologies  Fund's dissolution and its liabilities, but not in excess of the amount contemplated by
Section 10E, shall be delivered as provided in Section 8 to Capital Appreciation
Fund, in exchange for and against delivery to Emerging  Technologies Fund on the
Closing  Date of a number  of Class A,  Class B,  Class C,  Class N and  Class Y
shares of Capital  Appreciation  Fund, having an aggregate net asset value equal to the value of the assets of  Emerging  Technologies  Fund so  transferred  and delivered.

     3. The net asset  value of Class A,  Class B,  Class C, Class N and Class Y shares of  Capital  Appreciation  Fund and the value of the  assets of  Emerging
Technologies  Fund to be transferred  shall in each case be determined as of the close of business  of The New York Stock  Exchange on the  Valuation  Date.  The
computation of the net asset value of the Class A, Class B, Class C, Class N and
Class Y shares of Capital  Appreciation  Fund and the Class A, Class B, Class C,
Class N and Class Y shares of  Emerging  Technologies  Fund shall be done in the manner  used by  Capital  Appreciation  Fund  and  Emerging  Technologies  Fund,
respectively,  in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Capital Appreciation Fund in such computation  shall be applied to the valuation of the assets of Emerging
Technologies Fund to be transferred to Capital Appreciation Fund.

     Emerging  Technologies Fund shall declare and pay, immediately prior to the
Valuation Date, a dividend or dividends  which,  together with all previous such dividends, shall have the effect of distributing to Emerging Technologies Fund's shareholders  all of Emerging  Technologies  Fund's  investment  company taxable income  for  taxable  years  ending on or prior to the  Closing  Date  (computed without  regard to any dividends  paid) and all of its net capital gain, if any, realized  in  taxable  years  ending  on or prior  to the  Closing  Date  (after reduction for any capital loss carry-forward).

     4. The closing (the "Closing") shall be at the offices of OppenheimerFunds,
Inc. (the "Agent"),  6803 S. Tucson Way,  Centennial,  CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing
Date"). The business day preceding the Closing Date is herein referred to as the
"Valuation Date."

     In the event that on the Valuation  Date either party has,  pursuant to the
Investment Company Act of 1940, as amended (the "Act"), or any rule,  regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore,  the Closing  Date shall be  postponed  until the first  business day after the date when both parties have ceased such  suspension  or  postponement;
provided,  however,  that if such  suspension  shall continue for a period of 60 days beyond the Valuation  Date,  then the other party to the Agreement shall be permitted to terminate the Agreement  without liability to either party for such termination.

     5. In  conjunction  with the  Closing,  Emerging  Technologies  Fund  shall distribute on a pro rata basis to the shareholders of Emerging Technologies Fund as of the  Valuation  Date Class A, Class B, Class C, Class N and Class Y shares of Capital  Appreciation  Fund  received  by Emerging  Technologies  Fund on the
Closing  Date in  exchange  for the  assets  of  Emerging  Technologies  Fund in complete  liquidation  of  Emerging  Technologies  Fund.  For the purpose of the distribution by Emerging Technologies Fund of Class A, Class B, Class C, Class N
and Class Y shares of Capital Appreciation Fund to Emerging  Technologies Fund's
shareholders,  Capital  Appreciation Fund will promptly cause its transfer agent to: (a) credit an  appropriate  number of Class A, Class B, Class C, Class N and
Class Y shares of Capital Appreciation Fund on the books of Capital Appreciation
Fund to each  Class A,  Class B,  Class C,  Class N and Class Y  shareholder  of
Emerging Technologies Fund in accordance with a list (the "Shareholder List") of
Emerging  Technologies  Fund  shareholders  received from Emerging  Technologies
Fund; and (b) confirm an appropriate  number of Class A, Class B, Class C, Class
N and Class Y shares of  Capital  Appreciation  Fund to each  Class A,  Class B,
Class C, Class N and Class Y shareholder of Emerging Technologies Fund.

     The  Shareholder  List shall  indicate,  as of the close of business on the
Valuation   Date,  the  name  and  address  of  each   shareholder  of  Emerging
Technologies Fund,  indicating his or her share balance.  Emerging  Technologies
Fund  agrees to supply the  Shareholder  List to Capital  Appreciation  Fund not
later than the Closing Date.  Shareholders of Emerging Technologies Fund holding certificates  representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization.  After the Closing
Date,  however,  it will be necessary for such  shareholders  to surrender their certificates  in order to  redeem,  transfer  or pledge  the  shares of  Capital
Appreciation Fund which they received.

     6. Within one year after the Closing Date, Emerging Technologies Fund shall
(a) either pay or make  provision  for  payment  of all of its  liabilities  and taxes,  and (b) either (i) transfer any remaining  amount of the Cash Reserve to
Capital Appreciation Fund, if such remaining amount (as reduced by the estimated cost of distributing it to  shareholders)  is not material (as defined below) or
(ii)  distribute  such  remaining   amount  to  the   shareholders  of  Emerging
Technologies  Fund on the Valuation Date. Such remaining  amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the  distribution,  equals or exceeds one cent per share of Emerging
Technologies Fund outstanding on the Valuation Date.

     7. Prior to the Closing Date, Emerging  Technologies Fund's portfolio shall be analyzed to ensure that the  requisite  percentage  of Emerging  Technologies
Fund's  portfolio  meets Capital  Appreciation  Fund's  investment  policies and restrictions so that, after the Closing,  Capital  Appreciation  Fund will be in compliance with all of its investment policies and restrictions. At the Closing,
Emerging Technologies Fund shall deliver to Capital Appreciation Fund two copies of a list setting forth the securities then owned by Emerging Technologies Fund.
Promptly after the Closing,  Emerging  Technologies  Fund shall provide  Capital
Appreciation  Fund a list setting forth the respective  federal income tax bases thereof.

     8.  Portfolio   securities  or  written  evidence   acceptable  to  Capital
Appreciation Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other  depository  approved by Emerging  Technologies  Fund  pursuant to Rule 17f-4 and Rule 17f-5 under the
Act shall be endorsed and delivered,  or transferred by appropriate  transfer or assignment  documents,  by Emerging  Technologies  Fund on the  Closing  Date to
Capital Appreciation Fund, or at its direction, to its custodian bank, in proper form for transfer in such  condition as to constitute  good delivery  thereof in accordance  with the custom of brokers and shall be accompanied by all necessary state  transfer  stamps,  if any.  The  cash  delivered  shall be in the form of certified  or bank  cashiers'  checks  or by bank  wire or  intra-bank  transfer payable to the order of  Capital  Appreciation  Fund for the  account of Capital
Appreciation  Fund.  Class A,  Class B,  Class C,  Class N and Class Y shares of
Capital  Appreciation Fund representing the number of Class A, Class B, Class C,
Class N and Class Y shares of Capital  Appreciation Fund being delivered against the assets of Emerging  Technologies  Fund,  registered  in the name of Emerging
Technologies  Fund,  shall be transferred to Emerging  Technologies  Fund on the
Closing Date. Such shares shall  thereupon be assigned by Emerging  Technologies
Fund to its shareholders so that the shares of Capital  Appreciation Fund may be distributed as provided in Section 5.

     If,  at the  Closing  Date,  Emerging  Technologies  Fund is unable to make delivery  under  this  Section  8 to  Capital  Appreciation  Fund  of any of its
portfolio  securities  or  cash  for the  reason  that  any of  such  securities purchased  by  Emerging  Technologies  Fund,  or the cash  proceeds of a sale of portfolio  securities,  prior to the Closing Date have not yet been delivered to it or Emerging Technologies Fund's custodian,  then the delivery requirements of this  Section 8 with  respect  to said  undelivered  securities  or cash will be waived and Emerging  Technologies Fund will deliver to Capital Appreciation Fund by or on the Closing Date with respect to said  undelivered  securities  or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Capital  Appreciation Fund,  together with such other documents, including  a due  bill or due  bills  and  brokers'  confirmation  slips  as may reasonably be required by Capital Appreciation Fund.

     9. Capital  Appreciation Fund shall not assume the liabilities  (except for portfolio  securities  purchased  which  have not  settled  and for  shareholder redemption and dividend checks  outstanding) of Emerging  Technologies Fund, but
Emerging Technologies Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy  statements  will be borne by
Emerging  Technologies Fund. Emerging Technologies Fund and Capital Appreciation
Fund will bear the cost of their  respective tax opinion.  Any documents such as existing  prospectuses  or annual reports that are included in that mailing will be a cost of the Fund issuing the document.  Any other out-of-pocket expenses of
Capital  Appreciation  Fund and Emerging  Technologies Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Emerging Technologies Fund and Capital Appreciation Fund, respectively, in the amounts so incurred by each.

     10. The obligations of Capital Appreciation Fund hereunder shall be subject to the following conditions:

     A.  The  Board  of  Trustees  of  Emerging  Technologies  Fund  shall  have authorized  the execution of the  Agreement,  and the  shareholders  of Emerging
Technologies  Fund  shall  have  approved  the  Agreement  and the  transactions contemplated  hereby,  and Emerging  Technologies  Fund shall have  furnished to
Capital  Appreciation Fund copies of resolutions to that effect certified by the
Secretary  or the  Assistant  Secretary  of  Emerging  Technologies  Fund;  such shareholder  approval  shall have been by the  affirmative  vote required by the
Massachusetts  Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

     B. Capital Appreciation Fund shall have received an opinion dated as of the
Closing Date from counsel to Emerging  Technologies Fund, to the effect that (i)
Emerging Technologies Fund is a business trust duly organized,  validly existing and in good  standing  under  the laws of the State of  Massachusetts  with full corporate  powers to carry on its business as then being  conducted and to enter into and perform the Agreement;  and (ii) that all action  necessary to make the
Agreement,  according to its terms,  valid,  binding and enforceable on Emerging
Technologies Fund and to authorize effectively the transactions  contemplated by the  Agreement  have been taken by  Emerging  Technologies  Fund.  Massachusetts counsel may be relied upon for this opinion.

     C.  The  representations  and  warranties  of  Emerging  Technologies  Fund contained  herein shall be true and correct at and as of the Closing  Date,  and
Capital  Appreciation  Fund shall have been  furnished with a certificate of the
President,  or a Vice President,  or the Secretary or the Assistant Secretary or
the Treasurer or the Assistant Treasurer of Emerging Technologies Fund, dated as of the Closing Date, to that effect.

     D. On the Closing Date, Emerging  Technologies Fund shall have furnished to
Capital  Appreciation Fund a certificate of the Treasurer or Assistant Treasurer of Emerging  Technologies  Fund as to the amount of the capital loss  carry-over and net  unrealized  appreciation  or  depreciation,  if any,  with  respect  to
Emerging Technologies Fund as of the Closing Date.

     E. The Cash  Reserve  shall not exceed 10% of the value of the net  assets, nor 30% in value of the gross assets, of Emerging Technologies Fund at the close of business on the Valuation Date.

     F. A Registration Statement on Form N-14 filed by Capital Appreciation Fund under the  Securities  Act of 1933,  as amended (the "1933  Act"),  containing a preliminary  form of the Proxy  Statement  and  Prospectus,  shall  have  become effective under the 1933 Act.

     G. On the Closing  Date,  Capital  Appreciation  Fund shall have received a letter from a senior officer in the Legal Department of  OppenheimerFunds,  Inc.
acceptable to Capital Appreciation Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any  material,  actual or  contingent  liabilities  of  Emerging
Technologies   Fund  arising  out  of  litigation   brought   against   Emerging
Technologies  Fund or claims  asserted  against it, or pending or to the best of his or her  knowledge  threatened  claims  or  litigation  not  reflected  in or apparent from the most recent audited financial statements and footnotes thereto of Emerging  Technologies  Fund  delivered to Capital  Appreciation  Fund.  Such letter may also include such additional  statements relating to the scope of the review conducted by such person and his or her  responsibilities and liabilities as are not unreasonable under the circumstances.

     H. Capital  Appreciation  Fund shall have received an opinion,  dated as of the Closing Date, of Mayer,  Brown,  Rowe and Maw LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

     I. Capital  Appreciation Fund shall have received at the Closing all of the assets of Emerging  Technologies  Fund to be conveyed  hereunder,  which  assets shall  be  free  and  clear  of all  liens,  encumbrances,  security  interests, restrictions and limitations whatsoever.

     11. The  obligations  of  Emerging  Technologies  Fund  hereunder  shall be subject to the following conditions:

     A. The Board of Trustees of Capital Appreciation Fund shall have authorized the execution of the Agreement,  and the transactions  contemplated thereby, and
Capital  Appreciation  Fund shall have furnished to Emerging  Technologies  Fund copies of resolutions to that effect certified by the Secretary or the Assistant
Secretary of Capital Appreciation Fund.

     B.  Emerging  Technologies  Fund's  shareholders  shall have  approved  the
Agreement and the  transactions  contemplated  hereby,  by an  affirmative  vote required  by the  Massachusetts  Law  and its  charter  documents  and  Emerging
Technologies  Fund shall have  furnished  Capital  Appreciation  Fund  copies of resolutions to that effect certified by the Secretary or an Assistant  Secretary of Emerging Technologies Fund.

     C.  Emerging  Technologies  Fund shall have received an opinion dated as of the Closing Date from counsel to Capital  Appreciation  Fund, to the effect that
(i)  Capital  Appreciation  Fund is a  business  trust duly  organized,  validly
existing  and  in  good  standing  under  the  laws  of  the   Commonwealth   of
Massachusetts  with full powers to carry on its business as then being conducted and to enter into and perform the Agreement;  (ii) all actions necessary to make the  Agreement,  according to its terms,  valid,  binding and  enforceable  upon
Capital  Appreciation  Fund  and  to  authorize   effectively  the  transactions
contemplated by the Agreement have been taken by Capital  Appreciation Fund, and
(iii) the shares of Capital  Appreciation  Fund to be issued  hereunder are duly
authorized   and  when   issued   will  be  validly   issued,   fully-paid   and
non-assessable, except as set forth under "Shareholder and Trustee Liability" in
Capital Appreciation Fund's Statement of Additional  Information.  Massachusetts
counsel may be relied upon for this opinion.

     D.  The  representations  and  warranties  of  Capital   Appreciation  Fund
contained  herein shall be true and correct at and as of the Closing  Date,  and
Emerging  Technologies  Fund shall have been furnished with a certificate of the
President,  a Vice President or the Secretary or the Assistant  Secretary or the
Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the
Closing Date.

     E.  Emerging  Technologies  Fund shall have  received  an opinion of Mayer,
Brown,  Rowe &  Maw, LLP to the effect that the federal tax  consequences of the  transaction,  if carried out in the manner outlined in the Agreement and in accordance with (i) Emerging Technologies Fund's representation that there is no plan or intention by any Emerging  Technologies  Fund shareholder who owns 5% or more of  Emerging  Technologies  Fund's  outstanding  shares,  and,  to Emerging
Technologies Fund's best knowledge, there is no plan or intention on the part of the remaining Emerging Technologies Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Capital Appreciation Fund shares received in the  transaction  that would reduce  Emerging  Technologies  Fund  shareholders'
ownership  of Capital  Appreciation  Fund shares to a number of shares  having a value,  as of the  Closing  Date,  of less  than 50% of the  value of all of the formerly outstanding Emerging  Technologies Fund shares as of the same date, and
(ii) the  representation  by each of  Emerging  Technologies  Fund  and  Capital
Appreciation Fund that, as of the Closing Date,  Emerging  Technologies Fund and
Capital  Appreciation Fund should qualify as regulated  investment  companies or should meet the  diversification  test of Section  368(a)(2)(F)(ii) of the Code, will be as follows:

     a. The  transactions  contemplated  by the  Agreement  should  qualify as a tax-free  "reorganization"  within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

     b. Emerging  Technologies  Fund and Capital  Appreciation  Fund should each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2)
of the Code.

     c. No gain or loss should be  recognized  by the  shareholders  of Emerging
Technologies  Fund upon the  distribution  of Class A, Class B, Class C, Class N and Class Y shares of beneficial  interest in Capital  Appreciation  Fund to the shareholders of Emerging Technologies Fund pursuant to Section 354 of the Code.

     d. Under Section 361(a) of the Code no gain or loss should be recognized by
Emerging  Technologies  Fund by reason of the transfer of substantially  all its assets in exchange  for Class A, Class B, Class C, Class N and Class Y shares of
Capital Appreciation Fund.

     e. Under  Section 1032 of the Code no gain or loss should be  recognized by
Capital  Appreciation  Fund by reason of the  transfer of  substantially  all of
Emerging  Technologies  Fund's assets in exchange for Class A, Class B, Class C,
Class N and Class Y shares of Capital Appreciation Fund and Capital Appreciation
Fund's assumption of certain liabilities of Emerging Technologies Fund.

     f. The shareholders of Emerging  Technologies Fund should have the same tax basis and holding  period for the Class A, Class B, Class C, Class N and Class Y
shares of beneficial interest in Capital  Appreciation Fund that they receive as they had for  Emerging  Technologies  Fund  shares  that they  previously  held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

     g. The  securities  transferred  by Emerging  Technologies  Fund to Capital
Appreciation Fund should have the same tax basis and holding period in the hands of  Capital  Appreciation  Fund as  they  had for  Emerging  Technologies  Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

     F. The Cash  Reserve  shall not exceed 10% of the value of the net  assets, nor 30% in value of the gross assets, of Emerging Technologies Fund at the close of business on the Valuation Date.

     G. A Registration Statement on Form N-14 filed by Capital Appreciation Fund under the 1933 Act,  containing a  preliminary  form of the Proxy  Statement and
Prospectus, shall have become effective under the 1933 Act.

     H. On the Closing Date,  Emerging  Technologies  Fund shall have received a letter from a senior officer in the Legal Department of  OppenheimerFunds,  Inc.
acceptable to Emerging  Technologies  Fund, stating that nothing has come to his or her  attention  which in his or her judgment  would  indicate  that as of the
Closing  Date there  were any  material,  actual or  contingent  liabilities  of
Capital  Appreciation  Fund arising out of litigation  brought  against  Capital
Appreciation  Fund or claims asserted  against it, or pending or, to the best of his or her  knowledge,  threatened  claims or  litigation  not  reflected  in or apparent by the most recent audited  financial  statements and footnotes thereto of Capital  Appreciation  Fund  delivered to Emerging  Technologies  Fund.  Such letter may also include such additional  statements relating to the scope of the review conducted by such person and his or her  responsibilities and liabilities as are not unreasonable under the circumstances.

     I. Emerging  Technologies  Fund shall  acknowledge  receipt of the Class A,
Class B, Class C, Class N and Class Y shares of Capital Appreciation Fund.

     12. Emerging Technologies Fund hereby represents and warrants that:

     A. The unaudited financial  statements of Emerging  Technologies Fund as of
April  30,  2007  and  audited  financial  statements  as of  October  31,  2006 heretofore  furnished to Capital Appreciation Fund, present fairly the financial position,  results  of  operations,  and  changes  in  net  assets  of  Emerging
Technologies  Fund  as of that  date,  in  conformity  with  generally  accepted accounting principles applied on a basis consistent with the preceding year; and
that from  October 31, 2006  through  the date hereof  there have not been,  and through the Closing Date there will not be, any material  adverse  change in the business or financial  condition of Emerging  Technologies Fund, it being agreed that a decrease in the size of Emerging Technologies Fund due to a diminution in the  value  of its  portfolio  and/or  redemption  of its  shares  shall  not be considered a material adverse change;

     B.  Contingent  upon  approval  of  the  Agreement  and  the   transactions
contemplated  thereby by Emerging  Technologies  Fund's  shareholders,  Emerging
Technologies  Fund has  authority  to  transfer  all of the  assets of  Emerging
Technologies  Fund  to be  conveyed  hereunder  free  and  clear  of all  liens, encumbrances, security interests, restrictions and limitations whatsoever;

     C. The  Prospectus,  as amended  and  supplemented,  contained  in Emerging
Technologies  Fund's  Registration  Statement under the 1933 Act, as amended, is true,  correct and complete,  conforms to the  requirements  of the 1933 Act and does not  contain  any untrue  statement  of a material  fact or omit to state a material fact required to be stated  therein or necessary to make the statements therein not misleading.  The Registration  Statement, as amended, was, as of the date of the  filing of the last  Post-Effective  Amendment,  true,  correct  and complete,  conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     D. There is no material contingent liability of Emerging  Technologies Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Emerging  Technologies Fund,  threatened against
Emerging Technologies Fund, not reflected in such Prospectus;

     E. Except for the Agreement, there are no material contracts outstanding to which  Emerging  Technologies  Fund is a party other than those  ordinary in the conduct of its business;

     F.  Emerging  Technologies  Fund is a  Massachusetts  business  trust  duly organized,  validly existing and in good standing under the laws of the State of
Massachusetts;   and  has  all   necessary   and  material   Federal  and  state
authorizations  to own all of its  assets  and to carry on its  business  as now being conducted;  and Emerging  Technologies  Fund that is duly registered under the Act and such  registration  has not been rescinded or revoked and is in full force and effect;

     G. All Federal  and other tax returns and reports of Emerging  Technologies
Fund  required  by law to be filed have been  filed,  and all  federal and other taxes shown due on said returns and reports  have been paid or  provision  shall have been  made for the  payment  thereof  and to the best of the  knowledge  of
Emerging  Technologies  Fund no such  return  is  currently  under  audit and no assessment has been asserted with respect to such returns; and

     H. Emerging  Technologies Fund has elected that Emerging  Technologies Fund be treated as a regulated  investment  company  and, for each fiscal year of its operations,  Emerging Technologies Fund has met the requirements of Subchapter M of the Code for  qualification and treatment as a regulated  investment  company and Emerging Technologies Fund intends to meet such requirements with respect to its current taxable year.

     13. Capital Appreciation Fund hereby represents and warrants that:

     A. The audited  financial  statements  of Capital  Appreciation  Fund as of
August 31, 2006 and  unaudited  financial  statements  as of  February  28, 2007 heretofore furnished to Emerging Technologies Fund, present fairly the financial
position,   results  of  operations,  and  changes  in  net  assets  of  Capital
Appreciation  Fund,  as of that date,  in  conformity  with  generally  accepted accounting principles applied on a basis consistent with the preceding year; and
that from  February 28, 2007  through the date hereof  there have not been,  and through the Closing Date there will not be, any material  adverse changes in the
business  or  financial  condition  of  Capital   Appreciation  Fund,  it  being
understood  that a decrease  in the size of Capital  Appreciation  Fund due to a diminution in the value of its portfolio  and/or  redemption of its shares shall not be considered a material or adverse change;

     B. The  Prospectus,  as  amended  and  supplemented,  contained  in Capital
Appreciation Fund's Registration  Statement under the 1933 Act, is true, correct and complete,  conforms to the requirements of the 1933 Act and does not contain any  untrue  statement  of a  material  fact or omit to  state a  material  fact required to be stated  therein or necessary to make the  statements  therein not misleading.  The Registration  Statement, as amended, was, as of the date of the filing  of the  last  Post-Effective  Amendment,  true,  correct  and  complete, conformed  to the  requirements  of the 1933 Act and did not  contain any untrue statement  of a material  fact or omit to state a material  fact  required to be stated therein or necessary to make the statements therein not misleading;

     C. Except for this Agreement,  there is no material contingent liability of
Capital  Appreciation  Fund  and  no  material  claim  and  no  material  legal, administrative  or other  proceedings  pending or, to the  knowledge  of Capital
Appreciation Fund,  threatened against Capital  Appreciation Fund, not reflected in such Prospectus;

     D.  There  are  no  material   contracts   outstanding   to  which  Capital
Appreciation  Fund is a party  other than those  ordinary  in the conduct of its business;

     E. Capital  Appreciation  Fund is a business trust duly organized,  validly
existing  and  in  good  standing  under  the  laws  of  the   Commonwealth   of
Massachusetts;  Capital Appreciation Fund has all necessary and material Federal and state  authorizations  to own all its  properties and assets and to carry on its business as now being conducted;  the Class A, Class B, Class C, Class N and
Class Y shares  of  Capital  Appreciation  Fund  which  it  issues  to  Emerging
Technologies  Fund pursuant to the Agreement  will be duly  authorized,  validly issued,  fully-paid and  non-assessable,  except as set forth under "Shareholder
& Trustee Liability" in Capital  Appreciation Fund's Statement of Additional
Information,  will  conform  to the  description  thereof  contained  in Capital
Appreciation Fund's Registration Statement and will be duly registered under the
1933  Act  and in  the  states  where  registration  is  required;  and  Capital
Appreciation Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

     F. All federal  and other tax  returns and reports of Capital  Appreciation
Fund  required  by law to be filed have been  filed,  and all  federal and other taxes shown due on said returns and reports  have been paid or  provision  shall have been  made for the  payment  thereof  and to the best of the  knowledge  of
Capital  Appreciation  Fund,  no such  return is  currently  under  audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Capital  Appreciation Fund ended
August 31, 2006 have not been filed,  such returns  will be filed when  required and the amount of tax shown as due thereon shall be paid when due;

     G.  Capital  Appreciation  Fund has  elected to be  treated as a  regulated investment  company  and,  for  each  fiscal  year  of its  operations,  Capital
Appreciation  Fund  has met the  requirements  of  Subchapter  M of the Code for qualification  and  treatment  as a  regulated  investment  company  and Capital
Appreciation  Fund intends to meet such requirements with respect to its current taxable year;

     H. Capital Appreciation Fund has no plan or intention (i) to dispose of any of the assets  transferred  by  Emerging  Technologies  Fund,  other than in the ordinary course of business,  or (ii) to redeem or reacquire any of the Class A,
Class B, Class C, Class N and Class Y shares issued by it in the  reorganization other than pursuant to valid requests of shareholders; and

     I. After  consummation of the  transactions  contemplated by the Agreement,
Capital  Appreciation  Fund intends to operate its  business in a  substantially unchanged manner.

     14. Each party hereby  represents to the other that no broker or finder has been  employed  by  it  with  respect  to  the  Agreement  or  the  transactions contemplated  hereby.  Each party also represents and warrants to the other that the information  concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue  statement of a material  fact or omit to state a fact necessary to make the  statements  concerning it therein not misleading and that the financial  statements  concerning it will present the information shown fairly in accordance with generally accepted accounting  principles applied on a basis  consistent  with the  preceding  year.  Each  party also  represents  and warrants to the other that the Agreement is valid,  binding and  enforceable  in accordance  with its terms and that the execution,  delivery and  performance of the Agreement  will not result in any violation of, or be in conflict  with, any provision of any charter,  by-laws,  contract,  agreement,  judgment,  decree or order to which it is  subject  or to which it is a party.  Capital  Appreciation
Fund hereby represents to and covenants with Emerging Technologies Fund that, if the reorganization becomes effective,  Capital Appreciation Fund will treat each
shareholder  of  Emerging   Technologies   Fund  who  received  any  of  Capital
Appreciation  Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Capital Appreciation Fund received by such shareholder  for the  purpose  of  making  additional  investments  in shares of
Capital  Appreciation  Fund,  regardless  of the value of the  shares of Capital
Appreciation Fund received.

     15.  Capital  Appreciation  Fund  agrees  that it will  prepare  and file a
Registration  Statement  on Form N-14 under the 1933 Act which  shall  contain a preliminary  form of proxy  statement and  prospectus  contemplated  by Rule 145 under the 1933 Act. The final form of such proxy  statement  and  prospectus  is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees  that it will use its best  efforts to have such  Registration  Statement declared  effective  and  to  supply  such  information  concerning  itself  for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Emerging Technologies Fund covenants and agrees to liquidate and  dissolve  under  the laws of the  State  of  Massachusetts,  following  the
Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

     16. The  obligations of the parties shall be subject to the right of either party to abandon and  terminate  the Agreement for any reason and there shall be no  liability  for  damages  or  other  recourse  available  to a  party  not so terminating this Agreement,  provided,  however,  that in the event that a party
shall  terminate  this  Agreement   without   reasonable  cause,  the  party  so
terminating  shall, upon demand,  reimburse the party not so terminating for all expenses,  including  reasonable  out-of-pocket  expenses  and fees  incurred in connection with this Agreement.

     17. The  Agreement may be executed in several  counterparts,  each of which shall be deemed  an  original,  but all  taken  together  shall  constitute  one
Agreement.  The rights and  obligations  of each party pursuant to the Agreement shall not be assignable.

     18. All prior or contemporaneous  agreements and representations are merged into the Agreement,  which  constitutes the entire contract  between the parties hereto.  No  amendment or  modification  hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived  any  provision  herein  for its  benefit  unless it  executes  a written acknowledgment of such waiver.

     19. Capital  Appreciation Fund understands that the obligations of Emerging
Technologies  Fund  under the  Agreement  are not  binding  upon any  Trustee or shareholder of Emerging  Technologies  Fund  personally,  but bind only Emerging
Technologies   Fund  and  Emerging   Technologies   Fund's   property.   Capital
Appreciation  Fund  represents  that  it has  notice  of the  provisions  of the
Declaration of Trust of Emerging  Technologies Fund disclaiming  shareholder and trustee liability for acts or obligations of Emerging Technologies Fund.

     20. Emerging  Technologies Fund understands that the obligations of Capital
Appreciation  Fund  under the  Agreement  are not  binding  upon any  trustee or shareholder  of Capital  Appreciation  Fund  personally,  but bind only  Capital
Appreciation   Fund  and  Capital   Appreciation   Fund's   property.   Emerging
Technologies  Fund  represents  that  it has  notice  of the  provisions  of the
Declaration of Trust of Capital  Appreciation  Fund disclaiming  shareholder and trustee liability for acts or obligations of Capital Appreciation Fund.

     IN WITNESS  WHEREOF,  each of the  parties has caused the  Agreement  to be executed and  attested by its officers  thereunto  duly  authorized  on the date first set forth above.

                                         OPPENHEIMER EMERGING TECHNOLOGIES FUND

                                         By:      /s/ Robert G. Zack
                                                  __________________
                                                  Robert G. Zack
                                                  Secretary

                                         OPPENHEIMER CAPITAL APPRECIATION FUND

                                         By:      /s/ Robert G. Zack
                                                  __________________
                                                  Robert G. Zack
                                                  Secretary

                                      B-1
                                   EXHIBIT B

                             PRINCIPAL SHAREHOLDERS

     Principal Shareholders of Emerging Technologies Fund. As of August 3, 2007,
the only persons who owned of record or were known by Emerging Technologies Fund to own  beneficially  5% or more  of any  class  of the  outstanding  shares  of
Emerging Technologies Fund were:

     RPSS TR, Air System Engineering Inc. 401K Plan, 3602 S. Pine St., Tacoma WA
98409-5705,  which owned  94,985.184 Class N shares (7.38% of the Class N shares then outstanding).

     RPSS TR,  Greystar  Management  Services LP, 401K Plan,  750 Bering  Drive,
Suite 300, Houston, TX 77057-2132,  which owned 81,435.143 Class N shares (6.33%
of the Class N shares then outstanding).

     MG Trust Cust.,  Sunbury Motor Company  401K,  700 17th Street,  Suite 300,
Denver, CO 80202-3531,  which owed 78,420.353 Class N shares (6.09% of the Class
N shares then outstanding).

     Taynik &  Co., C/O Investors Bank &  Trust,  FPG90,  P.O. Box 9130,
Boston,  MA 02117-9130,  which owned  650,035.574  Class Y shares (99.98% of the
Class Y shares then outstanding).

     Principal  Shareholders of Capital Appreciation Fund. As of August 3, 2007,
the only persons who owned of record or were known by Capital  Appreciation Fund to own beneficially 5% or more of any class of the outstanding shares of Capital
Appreciation Fund were:

     MLPF&S for the Sole Benefit of its Customers,  Attn. Fund Admin.,  4800
Deer Lake Dr. E. Floor 3, Jacksonville, FL 32246-6484, which owned 8,231,690.024
Class A shares (7.62% of the Class A shares then outstanding).

     Great-West Life & Annuity Insurance Company,  Attn. Mutual Fund Trading
2T2,  8515 E.  Orchard  Rd.,  Greenwood  Village,  CO  80111-5002,  which  owned
6,983,211.306 Class A shares (6.47% of the Class A shares then outstanding).

     MLPF&S FBO Sole Benefit of its Customers,  Attn. Fund Admin., 4800 Deer
Lake Dr. E. Floor 3,  Jacksonville,  FL  32246-6484,  which owned  1,755,200.621
Class C shares (11.59% of the Class C shares then outstanding).

     MLPF&S for the Sole Benefit of its Customers,  Attn. Fund Admin.,  4800
Deer Lake Dr. E. Floor 3, Jacksonville,  FL 32246-6484,  which owned 441,412.171
Class N shares (9.11% of the Class N shares then outstanding).

     Oppenheimer  Portfolio Series,  Active  Allocation,  Attn. FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
4,662,224.897 Class Y shares (23.25% of the Class Y shares then outstanding).

     MLPF&S for the Sole Benefit of its Customers,  Attn. Fund Admin.,  4800
Deer Lake Dr. E. Floor 3, Jacksonville, FL 32246-6484, which owned 2,963,497.228
Class Y shares (14.78% of the Class Y shares then outstanding).

     Taynik &  Co., C/O Investors Bank &  Trust,  FPG90,  P.O. Box 9130,
Boston, MA 02117-9130,  which owned  1,927,999.973  Class Y shares (9.61% of the
Class Y shares then outstanding).

     Oppenheimer  Portfolio Series,  Active  Allocation Tact.  Comp.,  Attn. FPA
Trade Settle (2-FA).,  6803 South Tucson Way, Centennial,  CO 80112-3924,  which
owned   1,848,265.202  Class  Y  shares  (9.21%  of  the  Class  Y  shares  then outstanding).

     Oppenheimer  Portfolio  Series Equity Investor Fund, Attn. FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
1,827,101.076 Class Y shares (9.11% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio Series,  Moderate  Investor,  Attn. FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
1,625,209.588 Class Y shares (8.10% of the Class Y shares then outstanding).

     Vanguard  Fiduciary Trust Co. TR, Vanguard Fiduciary Trust Co, PO BOX 2600,
Valley Forge, PA 19482-2600,  which owned 1,016,774.047 Class Y shares (5.07% of the Class Y shares then outstanding).

                                EXHIBIT C

      MANAGEMENT'S DISCUSSION OF CAPITAL APPRECIATION FUND'S PERFORMANCE

     The following  discussion is included in Capital Appreciation Fund's annual report dated August 31, 2006, the most recent annual report to shareholders (and
therefore  the  most  recent   management's   discussion  of  fund  performance)
available.  (Although  not  a  part  of  the  Management's  Discussion  of  Fund
Performance,  more current information on the Fund's performance is available in
Capital  Appreciation  Fund's  semi-annual  report dated February 28, 2007 which includes an interview  with the Fund's  portfolio  manager  regarding the Fund's performance for the 6-month period ended February 28, 2007. )

     Management's Discussion of Fund's Performance (as of August 31, 2006)

     The  Fund's  Class A  shares  (without  sales  charge)  underperformed  its benchmark,  the S&P 500 Index,  which returned 8.87% for the 12-month period ending August 31, 2006, but  outperformed  the Russell 1000 Growth Index,  which returned 3.68% over the same period,  and significantly  outperformed the Lipper
Large Cap Growth Fund category,  which returned an average of 1.86%. Compared to its Large Cap Growth competitors, the Fund did quite well, performing well above the group median. The Fund lagged the broad market in an investment climate that was  generally  less  favorable  for  growth  companies  than  value  companies.
Individual  stock  performance  was the  primary  influence--both  positive  and negative--on the portfolio's  returns. On a sector basis, our investments in the technology and consumer  discretionary  areas were the largest  detractors.  The
Fund's  best-performing  sectors during the period were  financials and consumer staples.

     Regardless of the broader market backdrop,  the portfolio manager regularly follows a consistent management strategy.  The Manager's goal continued to be to conservatively  manage a "core" large-cap growth portfolio  diversified across a wide variety of sectors.  The portfolio  management  team members do no consider themselves to be short-term  investors.  The  portfolio  manager  strives to own companies  believed to have the potential to  meaningfully  grow earnings faster than the broader market over a three- to five-year time horizon.  In particular, the portfolio  manager looks for businesses with  sustainable  earnings,  strong earnings growth and sound capital  management.  The portfolio  manager also pays close  attention  to  company  valuations  to avoid  paying  too much for growth opportunities. Although the investment approach is "bottom-up"--meaning that the portfolio manager selects stocks based on their individual  fundamentals--  also considered are broad-based secular trends when deciding whether or not to make a purchase.  In general,  the  portfolio  manager  buys into  businesses  that are believed to be expanding as a share of the economy, rather than shrinking.

     Over the reporting  period,  the portfolio  manager looked to "flatten" the portfolio,  reducing some of the Fund's previous  concentrations in larger, more mature companies,  while reinvesting the proceeds across a variety of sectors in companies believed to offer more dynamic growth potential.  Another  significant theme was to reduce the Fund's stake in "old" media and  increase its  weighting in new media  companies--businesses  that the  portfolio  manager  believes  are changing  the rules of  advertising  through  the use of new  technologies.  For example,  the portfolio  manager  favored  Google,  Inc., and Yahoo!,  Inc., two companies  that have  benefited  from the  Internet's  continued  rapid  growth.
Spending on online advertising--a market category that barely existed five years ago--has  increased in recent years. The portfolio manager further believes this trend is still in its  relatively  early stages,  and that such companies may be well-positioned to take advantage of the worldwide move toward digital media.

     In the energy sector,  the portfolio manager reduced exposure to integrated energy companies while adding to the Fund's weighting in energy services stocks.
As oil prices remain at historically  high levels,  integrated  energy firms now have some of the strongest  balance sheets in their history.  In our view,  this balance-sheet strength is likely to translate into increased capital investment, which in turn could directly  benefit service  companies such as Halliburton Co.
and  Schlumberger  Ltd.--two  names to which were  added to the Fund's  existing holdings during the period.

     Two  financial   stocks--Goldman   Sachs  Group,  Inc.  (The)  and  Chicago
Mercantile  Exchange (The)  (CME)--were two of the Fund's  strongest  performers during the past year.  Goldman Sachs was helped by rising merger and acquisition activity as well as its  profitable  lending  business to hedge funds.  CME, the world's largest futures exchange,  continued to benefit from the enormous growth in the use of  sophisticated  strategies  to  hedge  risk in a  volatile  market environment.  Also  performing  well were two  non-U.S.-based  consumer-oriented names--Reckitt Benckiser plc, a household cleaning products company based in the
United  Kingdom,   and  Nestle  SA,  the  well-known  food  company  located  in
Switzerland.  Both stocks were  beneficiaries  of the uncertain market backdrop, which  increasingly  has driven investors  toward  businesses whose  performance tends to be relatively insensitive to a slower economy.

     On the negative  side,  the Fund's  biggest  detractor was eBay,  Inc. This leading  online  auction  house fell in response to increasing  competition  and slowing  earnings  growth.  Despite its recent poor  performance,  the portfolio manager remains  optimistic  about the company's  prospects and maintain a large weighting in the stock. Another  underperformer was XM Satellite Radio Holdings,
Inc., one of two major players in the burgeoning  satellite  radio market.  XM's shares fell on fears of increasing competition from rival Sirius as well as some slowdown in  subscriber  growth.  Also  lagging was  computer  manufacturer  and
retailer   Dell,   Inc.,   which   has   been   hurt  by   rising   competition,
weaker-than-expected   earnings  and  quality-control  problems.  The  portfolio
manager concluded that these problems were serious enough to warrant selling our position in Dell.  Also in technology,  software giant  Microsoft  Corp. saw its shares fall in response to  competitive  pressures as well as further  delays in
Vista, the company's long-anticipated update to its Windows operating system.

     The fund's  portfolio  holdings,  allocations and strategies are subject to change.

     Comparing the Fund's Performance to the Market

     The graphs that  follow  show the  performance  of a  hypothetical  $10,000 investment in each class of shares of Capital Appreciation held until August 31,
2006.  In the  case of Class  A,  Class B and  Class C  shares,  performance  is measured  over a  ten-fiscal-year  period.  In  the  case  of  Class  N  shares, performance is measured from inception of the Class on March 1, 2001, and in the case of Class Y shares, from the inception of the class on November 3, 1997. The
Fund's performance reflects the deduction of the maximum initial sales charge on
Class A shares,  the  applicable  contingent  deferred  sales charge on Class B,
Class C, and Class N shares,  and  reinvestments  of all  dividends  and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's  performance  is compared to the  performance of the S&P 500
Index, a broad-based  index of equity  securities  widely  regarded as a general measure  of  the  performance  of  the  U.S.  equity  securities  market.  Index performance reflects the reinvestment of income but does not consider the effect of  transaction  costs,  and none of the data in the graphs  shows the effect of taxes.  The Fund's  performance  reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

[Insert Graph from Capital Appreciation Fund Annual Report]

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund (Class A)
      S&P 500 Index

[Insert Graph from Capital Appreciation Fund Annual Report]

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund (Class B)
      S&P 500 Index

[Insert Graph from Capital Appreciation Fund Annual Report]

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund (Class C)
      S&P 500 Index

[Insert Graph from Capital Appreciation Fund Annual Report]

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund (Class N)
      S&P 500 Index

[Insert Graph from Capital Appreciation Fund Annual Report]

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund (Class Y)
      S&P 500 Index

[Insert Graph from Capital Appreciation Fund Annual Report]

     The performance  data quoted  represents past  performance,  which does not guarantee  future  results.  The  investment  return and  principal  value of an investment  in the  Fund  will  fluctuate  so that an  investor's  shares,  when redeemed,  may  be  worth  more  or  less  than  their  original  cost.  Current performance may be lower or higher than the performance  quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at  1.800.525.7048.  Fund  returns  include  changes in share  price, reinvested  distributions,  and the applicable sales charge: for Class A shares, the current  maximum  initial  sales  charge of 5.75%;  for Class B shares,  the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares,  the  contingent 1% deferred  sales charge for the 1-year  period.
There is no sales charge for Class Y shares.  Because Class B shares  convert to
Class A shares 72 months  after  purchase,  since-inception  return  for Class B shares uses Class A performance for the period after conversion.

     Total returns and the ending account  values in the graphs include  changes in share price and reinvestment of dividends and capital gains  distributions in a hypothetical  investment for the periods shown. The Fund's total returns shown do not reflect the  deduction  of income  taxes on an  individual's  investment.
Taxes may reduce your actual  investment  returns on income or gains paid by the
Fund or any gains you may realize if you sell your shares.

     The Fund's investment  strategy and focus can change over time. The mention
of  specific   fund   holdings   does  not   constitute  a   recommendation   by
OppenheimerFunds, Inc.

     Class A shares of the Fund were first publicly  offered on 1/22/81.  Unless otherwise  noted,  Class A returns  include the current  maximum  initial  sales charge of 5.75%.

     Class B shares of the Fund were first publicly offered on 11/1/95.  Class B returns include the applicable  contingent  deferred sales charge of 5% (1-year)
and 2%  (5-year).  Because  Class B shares  convert  to Class A shares 72 months after purchase,  the 10-year return for Class B uses Class A performance for the period  after  conversion.  Class  B  shares  are  subject  to an  annual  0.75%
asset-based sales charge.

     Class C shares of the Fund were first publicly offered on 12/1/93.  Class C returns  include  the  contingent  deferred  sales  charge of 1% for the  1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

     Class N shares of the Fund were first publicly  offered on 3/1/01.  Class N shares are offered only through retirement plans.  Unless otherwise noted, Class
N returns  include the  contingent  deferred  sales  charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

     Class Y shares of the Fund were first publicly offered on 11/3/97.  Class Y shares  are  offered  only to  certain  institutional  investors  under  special agreements with the Distributor.

     An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION
                       TO PROSPECTUS AND PROXY STATEMENT
                                      OF
                     OPPENHEIMER CAPITAL APPRECIATION FUND

                                    PART B

                         Acquisition of the Assets of
                    OPPENHEIMER EMERGING TECHNOLOGIES FUND

                       By and in exchange for Shares of
                     OPPENHEIMER CAPITAL APPRECIATION FUND

     This  Statement of  Additional  Information  to this  Prospectus  and Proxy
Statement  (the  "SAI")  relates   specifically  to  the  proposed  delivery  of
substantially  all of the  assets  of  Oppenheimer  Emerging  Technologies  Fund
("Emerging  Technologies Fund") for Class A, Class B, Class C, Class N and Class
Y shares of Oppenheimer Capital Appreciation Fund ("Capital  Appreciation Fund")
(the "Reorganization").

     This SAI consists of this Cover Page and the following  documents which are incorporated  into  this  SAI by  reference:  (i) the  Statement  of  Additional
Information  of  Emerging   Technologies   Fund  dated  February  28,  2007,  as
supplemented  May 21, 2007 ; (ii) the  Statement of  Additional  Information  of
Capital  Appreciation Fund dated October 26, 2006, as supplemented  November 24,
2006 and December 15, 2006,  which  includes  audited  financial  statements  of
Capital  Appreciation  Fund for the 12-month period ended August 31, 2006; (iii)
the semi-annual  report of Capital  Appreciation  Fund, which includes unaudited financial  statements for the 6-month  period ended February 28, 2007;  (iv) the annual report of Emerging  Technologies  Fund which includes  audited  financial statements of Emerging  Technologies  Fund for the 12-month period ended October
31, 2006; and (v) the semi-annual  report of Emerging  Technologies  Fund, which includes unaudited  financial  statements for the 6-month period ended April 30,
2007.

     This SAI is not a Prospectus;  you should read this SAI in conjunction with the combined  Prospectus and Proxy  Statement  dated August 30, 2007 relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling  1.800.647.1963 or by writing  OppenheimerFunds  Services at P.O. Box
5270, Denver, Colorado 80217. The date of this SAI is August 30, 2007.

                         PRO FORMA FINANCIAL STATEMENTS

     Pro  forma   financial   statements   demonstrating   the   effect  of  the
Reorganization  on Capital  Appreciation  Fund are not necessary because the net asset value of Emerging Technologies Fund does not exceed ten percent of the net asset value of Capital Appreciation Fund as of June 30, 2007.

[GRAPHIC OMITTED][GRAPHIC OMITTED]                                    PROXY CARD

                      OPPENHEIMER EMERGING TECHNOLOGIES FUND
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 19, 2007

     The  undersigned,  revoking  prior proxies,  hereby  appoints Brian Wixted,
Brian Szilagyi,  and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the  undersigned  on the record  date at the  Special  Meeting of
Shareholders of Oppenheimer  Emerging  Technologies Fund (the "Fund") to be held at 6803 South Tucson Way, Centennial,  Colorado,  80112, on October 19, 2007, at
1:00 P.M.  Mountain  Time,  or at any  adjournment  thereof,  upon the  proposal described  in the  Notice  of  Meeting  and  accompanying  Prospectus  and Proxy
Statement, which have been received by the undersigned.

     This proxy is solicited on behalf of the Fund's Board of Trustees,  and the proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

     When  properly  executed,  this  proxy  will be voted as  indicated  on the reverse side or "FOR" the proposal if no choice is indicated.  The proxy will be voted in  accordance  with the  proxy  holders'  best  judgment  as to any other matters that may arise at the Meeting.

                  Note:  Please  sign this proxy  exactly as your name or names appear  hereon.  Each joint owner  should  sign.  Trustees and other  fiduciaries  should indicate the capacity in which they sign. If a  corporation,  partnership  or other  entity,  this signature  should be that of a duly authorized  individual who should state his or her title.

                  ______________________________________________
                  Signature                                 Date

                  __________________________________________________________
                  Signature (if held jointly)                       Date

                  __________________________________________
                  Title if a corporation, partnership or other entity

                                  FOLD HERE

     YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE
ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR
VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

     Three simple methods to vote your proxy:

1. Internet: Log on to www.myproxyonline.com.            -----------------------
Make sure to have this proxy card  available             Control Number:
when you plan to vote your  shares.  You will
need the  control number  and check  digit
found in the box at the right at the time you
execute your vote.

2. Touchtone Simply dial toll-free Phone:                -----------------------
1-866-458-9856 and follow the automated                  Check Digit:
instructions.  Please have this proxy card
available at the time of the call.

3. Mail:  Simply  sign,  date,  and complete
the reverse side of this proxy card and return
it in the postage paid envelope provided.

TAGID: "TAG ID"                                                   CUSIP: "CUSIP"

                                  PROXY CARD

                      OPPENHEIMER EMERGING TECHNOLOGIES FUND
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 19, 2007

     THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES,  AND THE
PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

     TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

     PROPOSAL:

     1. To approve an Agreement and Plan of Reorganization  between  Oppenheimer
Emerging  Technologies  Fund  ("Emerging  Technologies  Fund")  and  Oppenheimer
Capital  Appreciation Fund ("Capital  Appreciation  Fund"), and the transactions contemplated  thereby,  including:  (a) the  transfer of  substantially  all the assets of Emerging  Technologies  Fund to Capital  Appreciation Fund in exchange for  Class  A,  Class  B,  Class  C,  Class N and  Class  Y  shares  of  Capital
Appreciation  Fund; (b) the distribution of shares of Capital  Appreciation Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of Emerging  Technologies Fund in complete liquidation of Emerging  Technologies
Fund;  and  (c)  the   cancellation  of  the  outstanding   shares  of  Emerging
Technologies Fund.

                     FOR            AGAINST            ABSTAIN
                     [ ]              [ ]                [ ]